JULY 6, 2005                                                   JPMCC 2005-CIBC12

--------------------------------------------------------------------------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------

                           --------------------------

                                 $1,992,822,000

                                  (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2005-CIBC12

                           --------------------------

                            JPMORGAN CHASE BANK, N.A.

                                    CIBC INC.

                              Mortgage Loan Sellers

JPMORGAN                                                      CIBC WORLD MARKETS

                         BANC OF AMERICA SECURITIES LLC

The analysis in this report is based on information provided by JPMorgan Chase
Bank, N.A. and CIBC Inc. (the "Sellers"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein supersedes any previous such information delivered to you. These materials are subject to change, completion or amendment from time to time. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses
(the "Computational Materials") which have been prepared in reliance upon information furnished by the issuer and the Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational
Materials' appropriateness in any particular context; or as to whether the
Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These
Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational
Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational
Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the
Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of J.P. Morgan Securities Inc., CIBC World Markets Corp., and
Banc of America Securities LLC (the "Underwriters") or any of their affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE
ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------

                                  KEY FEATURES

--------------------------------------------------------------------------------



CO-LEAD MANAGERS:        J.P. Morgan Securities Inc. (Sole Bookrunner)
                         CIBC World Markets Corp.

CO-MANAGER:              Banc of America Securities LLC

MORTGAGE LOAN SELLERS:   JPMorgan Chase Bank, N.A. (58.3%)
                         CIBC Inc. (41.7%)

MASTER SERVICER:         GMAC Commercial Mortgage Corporation

SPECIAL SERVICER:        J.E. Robert Company, Inc.

TRUSTEE:                 LaSalle Bank National Association

FISCAL AGENT:            ABN Amro Bank N.V.

RATING AGENCIES:         Moody's Investors Service, Inc.
                         Fitch, Inc.

PRICING DATE:            On or about July 19, 2005

CLOSING DATE:            On or about July 29, 2005

CUT-OFF DATE:            With respect to each mortgage loan, the related due date of that mortgage loan in
                         July 2005, or with respect to those loans that were originated in June 2005 and have their first payment date in August 2005, July 1, 2005, or with respect to those mortgage loans that were originated in July 2005 and have their first payment date in either August or September 2005, the related origination date.

DISTRIBUTION DATE:       12th of each month, or if the 12th day is not a business day, on the next succeeding business day, beginning in August 2005

PAYMENT DELAY:           12 days and with respect to the Class A-MFL Certificates, none

TAX STATUS:              REMIC

ERISA CONSIDERATION:     It is expected that the Offered Certificates will be ERISA eligible

OPTIONAL TERMINATION:    1.0% (Clean-up Call)

MINIMUM DENOMINATIONS:   $10,000 ($1,000,000 in the case of Class X-2)

SETTLEMENT TERMS:        DTC, Euroclear and Clearstream Banking


--------------------------------------------------------------------------------

                           COLLATERAL CHARACTERISTICS

--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS                                   MORTGAGE LOANS
--------------------------                                   --------------
INITIAL POOL BALANCE (IPB):                                $2,169,058,831
NUMBER OF MORTGAGE LOANS:                                             196
NUMBER OF MORTGAGED PROPERTIES:                                       206
AVERAGE CUT-OFF DATE BALANCE PER MORTGAGE LOAN:               $11,066,627
AVERAGE CUT-OFF DATE BALANCE PER PROPERTY:                    $10,529,412
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                       5.3683%
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                             1.54x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):                   71.9%
WEIGHTED AVERAGE MATURITY DATE LTV(1):                               64.6%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)(2):              109
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(3):              351
WEIGHTED AVERAGE SEASONING (MONTHS):                                    1
10 LARGEST MORTGAGE LOANS AS % OF IPB:                               23.5%
% OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                             9.0%
% OF MORTGAGE LOANS WITH SINGLE TENANTS:                             11.8%

1   Excludes the fully amortizing mortgage loans.
2   Calculated with respect to the respective anticipated repayment date for the
    ARD loans.
3   Excludes mortgage loans that are interest-only for the entire term.

                                    2 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC12

--------------------------------------------------------------------------------

                        APPROXIMATE SECURITIES STRUCTURE

--------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES
------------------------



--------------------------------------------------------------------------------------------------------------------
              EXPECTED RATINGS      APPROXIMATE FACE     CREDIT SUPPORT      EXPECTED WEIGHTED     EXPECTED PAYMENT
   CLASS      (MOODY'S/FITCH)           AMOUNT(1)       (% OF BALANCE)(2)   AVG. LIFE (YEARS)(3)        WINDOW(3)
--------------------------------------------------------------------------------------------------------------------

 A-1              Aaa/AAA               $72,581,000         30.000%                 2.60              8/05-1/10
 A-2              Aaa/AAA              $171,217,000         30.000%                 4.84              2/10-8/10
 A-3A             Aaa/AAA              $243,268,000         30.000%                 6.73              7/11-12/14
 A-3B             Aaa/AAA              $243,268,000         30.000%                 6.73              7/11-12/14
 A-4              Aaa/AAA              $650,524,000         30.000%                 9.83              1/15-7/15
 A-SB             Aaa/AAA              $137,483,000         30.000%                 7.04              1/10-1/15
 A-M              Aaa/AAA              $116,906,000         20.000%                 9.95              7/15-7/15
 A-MFL            Aaa/AAA              $100,000,000         20.000%                 9.95              7/15-7/15
 A-J              Aaa/AAA              $162,679,000         12.500%                 9.95              7/15-7/15
 X-2              Aaa/AAA            $2,102,058,000          N/A                     N/A                  N/A
 B                Aa2/AA                $43,381,000         10.500%                 9.95              7/15-7/15
 C                Aa3/AA-               $18,979,000          9.625%                 9.95              7/15-7/15
 D                 A2/A                 $32,536,000          8.125%                 9.96              7/15-8/15
--------------------------------------------------------------------------------------------------------------------

PRIVATELY OFFERED CLASSES
-------------------------

--------------------------------------------------------------------------------------------------------------------
              EXPECTED RATINGS      APPROXIMATE FACE     CREDIT SUPPORT      EXPECTED WEIGHTED      EXPECTED PAYMENT
   CLASS      (MOODY'S/FITCH)           AMOUNT(1)        (% OF BALANCE)     AVG. LIFE (YEARS)(3)        WINDOW(3)
--------------------------------------------------------------------------------------------------------------------
 X-1              Aaa/AAA            $2,169,058,830           N/A                    N/A                   N/A
 E                 A3/A-                $27,114,000          6.875%                  N/A                   N/A
 F               Baa1/BBB+              $24,401,000          5.750%                  N/A                   N/A
 G               Baa2/BBB               $24,402,000          4.625%                  N/A                   N/A
 H               Baa3/BBB-              $29,825,000          3.250%                  N/A                   N/A
 J                Ba1/BB+                $8,134,000          2.875%                  N/A                   N/A
 K                Ba2/BB                 $8,134,000          2.500%                  N/A                   N/A
 L                Ba3/BB-                $8,134,000          2.125%                  N/A                   N/A
 M                B1/B+                  $5,422,000          1.875%                  N/A                   N/A
 N                B2/B                   $8,134,000          1.500%                  N/A                   N/A
 P                B3/B-                  $5,423,000          1.250%                  N/A                   N/A
 NR               NR/NR                 $27,113,830           N/A                    N/A                   N/A
--------------------------------------------------------------------------------------------------------------------


1 Approximate, subject to a permitted variance of plus or minus 10%.

2 The credit support percentages set forth for Class A-1, Class A-2, Class
A-3A, Class A-3B, Class A-4 and Class A-SB certificates are represented in the aggregate. The credit support percentages set forth for Class A-M and Class
A-MFL certificates are represented in the aggregate.

3 The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations-Weighted Average
Life" in the prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

                                    3 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC12

--------------------------------------------------------------------------------

                              STRUCTURAL OVERVIEW

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 o Interest payments will be made concurrently to the Class A-1, A-2, A-3A,
   A-3B, A-4 and A-SB Certificates, Class X-1 and X-2 Certificates and then, after payment of the principal distribution amount to those Classes (other than the Class X-1 and X-2 Certificates), interest will be paid to the
   Class A-M Certificates and Class A-MFL Regular Interest (and the fixed interest payment on the Class A-MFL Regular Interest will be converted under a swap contract to a floating interest payment to the Class A-MFL
   Certificates as described in the prospectus supplement), pro rata, and then, after payment of the principal distribution amount to each of those
   Classes, to the Class A-J Certificates and then, after payment of the principal distribution amount to Class A-J, interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N, P and NR
   Certificates.

 o The pass-through rates on the Class A-3A, Class A-3B, Class A-4, Class A-M,
   Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H,
   Class J, Class K, Class L, Class M, Class N, Class P and Class NR
   Certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (other than the Universal
   Hotel Portfolio B note) (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above or (iv) the rate described in clause
   (ii) above less a specified percentage. In the aggregate, the Class X-1 and
   Class X-2 Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other Certificates.

 o The pass-through rate on the Class A-MFL Certificates will be based on LIBOR plus a specified percentage, provided that interest payments made under the swap contract are subject to reduction as described in the prospectus supplement. The initial LIBOR rate will be determined 2 LIBOR business days prior to the Closing Date and subsequent LIBOR rates will be determined 2
   LIBOR business days before the start of the Class A-MFL accrual period.
   Under certain circumstances described in the prospectus supplement, the pass-through rate for the Class A-MFL Certificates may convert to a fixed rate, subject to a cap at the weighted average of the net mortgage rates.
   See "Description of the Swap Contract--The Swap Contract" in the prospectus supplement. There may be special requirements under ERISA for purchasing the Class A-MFL Certificates. See "Certain ERISA Considerations" in the
   prospectus supplement.

 o All Classes, except for the Class A-MFL Certificates, will accrue interest on a 30/360 basis. The Class A-MFL Certificates will accrue interest on an actual/360 basis; provided that if the pass-through rate for the Class
   A-MFL Certificates converts to a fixed rate (subject to a cap at the weighted average of the net mortgage rates), interest will accrue on a
   30/360 basis.

 o Principal will generally be distributed on each Distribution Date to the
   Class of Certificates outstanding with the earliest alphabetical and numerical class designation until its certificate balance is reduced to zero (except that (i) the Class A-SB Certificates are entitled to certain priority with respect to being paid down to their planned principal balance as described in the prospectus supplement, (ii) the Class A-3A and A-3B
   Certificates receive principal on a pro rata basis and (iii) the Class A-M and Class A-MFL Certificates receive principal on a pro rata basis).
   However, on any distribution date on which the certificate balances of the
   Class A-M Certificates through Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans will be distributed to the Class A-1, A-2, A-3A, A-3B, A-4 and A-SB Certificates on a pro rata basis. After the certificate balances of the Class A-1, A-2, A-3A, A-3B, Class A-4 and Class A-SB Certificates
   have been reduced to zero, principal will be distributed to the Class A-M and Class A-MFL Certificates pro rata and then sequentially to the Class
   A-J, B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates, until the certificate balance for each of those Classes has been reduced to zero. The
   Class X-1 and Class X-2 Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.

 o Losses will be borne by the Classes (other than the Class X-1 and X-2
   Certificates) in reverse sequential order, from the Class NR Certificates up to the Class A-J Certificates, then pro rata to the Class A-M and Class
   A-MFL Certificates, and then pro rata to the Class A-1, Class A-2, Class
   A-3A, Class A-3B, Class A-4 and Class A-SB Certificates (without regard to the Class A-SB planned principal balance).

-------------------------------------------------------------------------------

                                     4 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC12

--------------------------------------------------------------------------------

 o Yield Maintenance Charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the publicly offered certificates (other than the Class A-MFL Certificates and the Class X-2
   Certificates) and the Class A-MFL Regular Interest and the Class E, F, G
   and H Certificates in the following manner: the holders of each class of offered certificates (other than the Class A-MFL Certificates and the Class
   X-2 Certificates) and the Class A-MFL Regular Interest and the Class E, F,
   G and H Certificates will receive on each Distribution Date an amount of
   Yield Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X-1
   Certificates). Any Yield Maintenance Charges payable to the Class A-MFL
   Regular Interest will be paid to the Swap Counterparty for so long as the swap contract is in effect. If the swap contract is no longer in effect, any Yield Maintenance Charges payable to the Class A-MFL Regular Interest will be paid to the Class A-MFL Certificates.



   YM        Principal Paid to Class     (Pass-Through Rate on Class -- Discount Rate)
        x   ------------------------- x  ----------------------------------------------
 Charge        Total Principal Paid      (Mortgage Rate on Loan -- Discount Rate)


 o Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 certificates.

 o The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any
   P&I Advance will be reduced in proportion to such adjustment.

-------------------------------------------------------------------------------

                                    5 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC12

--------------------------------------------------------------------------------

                         MORTGAGE LOAN CHARACTERISTICS

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RANGE OF PRINCIPAL                    NUMBER         PRINCIPAL         % OF          WA         WA UW
BALANCES                             OF LOANS         BALANCE           IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------------

 $1,197,671- $2,999,999                29            $67,059,626         3.1%    67.2%        1.50x
 $3,000,000 - $3,999,999               24             80,820,249         3.7     69.2%        1.37x
 $4,000,000 - $4,999,999               17             77,951,492         3.6     69.7%        1.39x
 $5,000,000 - $6,999,999               30            173,341,111         8.0     73.8%        1.35x
 $7,000,000 - $9,999,999               14            118,480,053         5.5     71.0%        1.42x
 $10,000,000 - $14,999,999             39            487,921,360        22.5     74.6%        1.47x
 $15,000,000 - $24,999,999             29            548,595,996        25.3     75.1%        1.45x
 $25,000,000 - $49,999,999             11            364,888,943        16.8     68.0%        1.53x
 $50,000,000 - $99,999,999              2            150,000,000         6.9     77.0%        1.27x
 >= $100,000,000                        1            100,000,000         4.6     52.8%        3.61x
--------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:               196        $2,169,058,831       100.0%    71.9%        1.54x
--------------------------------------------------------------------------------------------------------
 AVERAGE BALANCE PER LOAN:                           $11,066,627
 AVERAGE BALANCE PER PROPERTY:                       $10,529,412
--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------
                                  RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE INTEREST         NUMBER          PRINCIPAL         % OF          WA         WA UW
RATES                             OF LOANS          BALANCE           IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------------

 4.7250% - 4.9999%                   6            $180,094,607         8.3%    58.8%        2.78x
 5.0000% - 5.4999%                 117           1,332,541,640        61.4     72.5%        1.47x
 5.5000% - 5.9999%                  63             491,047,331        22.6     73.9%        1.34x
 6.0000% - 6.4999%                   9             144,375,252         6.7     75.3%        1.36x
 >= 6.6200%                          1              21,000,000         1.0     75.0%        1.40x
--------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           196          $2,169,058,831       100.0%    71.9%        1.54x
--------------------------------------------------------------------------------------------------------
 WA INTEREST RATE:              5.3683%
--------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
                               ORIGINAL TERM TO MATURITY/ARD IN MONTHS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL              NUMBER         PRINCIPAL         % OF          WA         WA UW
TERMS TO MATURITY             OF LOANS         BALANCE           IPB          LTV         DSCR
------------------------------------------------------------------------------------------------

 (less than) 60                  11        $  174,244,607         8.0%    78.4%        1.40x
 61 - 84                         26           382,685,051        17.6     71.3%        1.68x
 85 - 120                       147         1,461,563,631        67.4     71.2%        1.54x
 121 - 180                        8           125,584,676         5.8     73.0%        1.38x
 181 - 240                        4            24,980,864         1.2     72.4%        1.31x
------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        196        $2,169,058,831       100.0%    71.9%        1.54x
------------------------------------------------------------------------------------------------
 WA ORIGINAL TERM:              110
------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------
                                    GEOGRAPHIC DISTRIBUTION
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                             NUMBER OF       PRINCIPAL        % OF        WA       WA UW
 GEOGRAPHIC LOCATION        PROPERTIES       BALANCE          IPB        LTV       DSCR
-------------------------------------------------------------------------------------------

 CALIFORNIA                    27        $  356,252,536       16.4%      72.1%      1.39x
   Northern California          7            77,459,764        3.6       73.6%      1.53x
   Southern California         20           278,792,772       12.9       71.7%      1.35x
 FLORIDA                       23           209,471,474        9.7       62.8%      2.46x
 VIRGINIA                      15           202,826,001        9.4       68.7%      1.78x
 TEXAS                         19           176,329,399        8.1       74.1%      1.35x
 NEW YORK                      11           164,025,640        7.6       73.9%      1.37x
 OHIO                           9           104,295,689        4.8       78.1%      1.34x
 NEW JERSEY                     9            95,600,000        4.4       78.2%      1.30x
 OTHER                         93           860,258,092       39.7       72.5%      1.44x
-------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:       206       $2,169,058,831      100.0%      71.9%      1.54x
-------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------
                      UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                NUMBER         PRINCIPAL         % OF       WA         WA UW
 RANGE OF UW DSCRS            OF LOANS         BALANCE           IPB       LTV         DSCR
---------------------------------------------------------------------------------------------

 1.10X - 1.19X(1)                3            $11,631,845         0.5%    65.8%        1.14x
 1.20X - 1.29X                  65            803,837,539        37.1     77.3%        1.24x
 1.30X - 1.39X                  53            493,258,136        22.7     74.8%        1.36x
 1.40X - 1.49X                  23            182,287,025         8.4     71.3%        1.43x
 1.50X - 1.69X                  29            365,544,852        16.9     70.0%        1.58x
 1.70X - 1.99X                  16            130,667,984         6.0     65.6%        1.80x
 2.00X - 2.99X                   5             67,581,449         3.1     44.8%        2.65x
 3.00X - 3.61X                   2            114,250,000         5.3     52.3%        3.55x
---------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        196        $2,169,058,831       100.0%    71.9%        1.54x
---------------------------------------------------------------------------------------------
 WA UW DSCR:                   1.54X
---------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
                            REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS       NUMBER         PRINCIPAL         % OF          WA         WA UW
TO MATURITY                   OF LOANS         BALANCE           IPB          LTV         DSCR
------------------------------------------------------------------------------------------------

 55 - 60                         11         $  174,244,607       8.0%        78.4%        1.40x
 61 - 84                         26            382,685,051      17.6         71.3%        1.68x
 85 - 120                       147          1,461,563,631      67.4         71.2%        1.54x
 121 - 180                        8            125,584,676       5.8         73.0%        1.38x
 181 - 240                        4             24,980,864       1.2         72.4%        1.31x
------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        196         $2,169,058,831     100.0%        71.9%        1.54x
------------------------------------------------------------------------------------------------
 WA REMAINING TERM:             109
------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------
                                                  PROPERTY TYPE DISTRIBUTION
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF        PRINCIPAL         % OF         WA       WA UW
 PROPERTY TYPE                   SUB PROPERTY TYPE      PROPERTIES        BALANCE           IPB         LTV       DSCR
-------------------------------------------------------------------------------------------------------------------------

  RETAIL                     Anchored                      51         $  800,216,529        36.9%       74.8%      1.44x
                             Unanchored                    20            102,416,584         4.7        70.5%      1.35x
                             Shadow Anchored                9             75,571,187         3.5        75.3%      1.31x
                             Theatre                        1              6,500,000         0.3        65.0%      1.77x
                             SUBTOTAL                      81         $  984,704,300        45.4%       74.3%      1.42x
-------------------------------------------------------------------------------------------------------------------------
  OFFICE                     Suburban                      47         $  430,224,932        19.8%       70.0%      1.45x
                             CBD                            6            169,286,169         7.8        65.0%      1.75x
                             SUBTOTAL                      53         $  599,511,101        27.6%       68.6%      1.54x
-------------------------------------------------------------------------------------------------------------------------
  MULTIFAMILY                Garden                        37         $  282,467,098        13.0%       77.8%      1.29x
                             Mid/High Rise                  2             20,640,000         1.0        75.9%      1.23x
                             SUBTOTAL                      39         $  303,107,098        14.0%       77.7%      1.29x
-------------------------------------------------------------------------------------------------------------------------
  HOTEL                      Full Service                   5         $  125,016,410         5.8%       55.3%      3.18x
-------------------------------------------------------------------------------------------------------------------------
  INDUSTRIAL                 Flex                           8         $   58,924,543         2.7%       70.5%      1.57x
                             Warehouse/Distribution         3             19,226,865         0.9        70.4%      1.47x
                             SUBTOTAL                      11         $   78,151,409         3.6%       70.5%      1.55x
-------------------------------------------------------------------------------------------------------------------------
  MIXED USE                  Mixed Use                      7         $   46,237,319         2.1%       71.1%      1.38x
-------------------------------------------------------------------------------------------------------------------------
  SELF STORAGE               Self Storage                   8         $   26,360,753         1.2%       74.5%      1.40x
-------------------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING       Manufactured Housing           2         $    5,970,441         0.3%       73.3%      1.45x
-------------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                                  206        $2,169,058,831       100.0%       71.9%      1.54x
-------------------------------------------------------------------------------------------------------------------------


1  Loan Number 111 has an UW DSCR of 1.17x, but amortizes over 20 years.
   Loan Number 163 has an UW DSCR of 1.10x, and is secured by a fee interest leased to CVS until 12/31/29.
   Loan Number 170 has an UW DSCR of 1.14x, but fully amortizes over 10 years.

                                    6 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC12

--------------------------------------------------------------------------------

                         MORTGAGE LOANS CHARACTERISTICS

--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                             ORIGINAL AMORTIZATION TERM IN MONTHS(1)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 RANGE OF ORIGINAL              NUMBER         PRINCIPAL         % OF      WA          WA UW
AMORTIZATION TERMS            OF LOANS         BALANCE           IPB      LTV          DSCR
---------------------------------------------------------------------------------------------

 120 - 240                        10       $   51,614,896         3.1%    63.3%        1.39x
 241 - 300                        19          111,217,838         6.6     65.1%        1.53x
 301 - 330                         2           18,092,456         1.1     78.0%        1.21x
 331 - 360                       143        1,495,643,641        89.2     74.2%        1.35x
---------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         174       $1,676,568,831       100.0%    73.3%        1.36x
---------------------------------------------------------------------------------------------
 WA ORIGINAL AMORT TERM:         351
---------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------
                                   LTV RATIOS AS OF THE CUT-OFF DATE
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                   NUMBER         PRINCIPAL         % OF       WA       WA UW
 RANGE OF CUT-OFF LTVS           OF LOANS         BALANCE           IPB       LTV       DSCR
----------------------------------------------------------------------------------------------

 29.4% - 49.9%                    12          $   99,283,757         4.6%    44.3%     2.52x
 50.0% - 59.9%                    14             221,948,371        10.2     55.7%     2.47x
 60.0% - 64.9%                    12              76,632,621         3.5     61.6%     1.64x
 65.0% - 69.9%                    19             215,018,114         9.9     67.0%     1.48x
 70.0% - 74.9%                    32             321,940,236        14.8     72.8%     1.32x
 75.0% - 80.0%                   105           1,206,740,994        55.6     78.2%     1.36x
 80.1% - 88.3%                     2              27,494,737         1.3     84.1%     1.25x
----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         196          $2,169,058,831       100.0%    71.9%     1.54x
----------------------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:     71.9%
----------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------
                                             AMORTIZATION TYPES
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                 NUMBER         PRINCIPAL        % OF        WA        WA UW
 AMORTIZED TYPES               OF LOANS         BALANCE           IPB        LTV       DSCR
---------------------------------------------------------------------------------------------

 BALLOON LOANS
   Partial Interest-Only(4)       74        $1,029,320,275       47.5%      74.0%      1.34x
   Balloon(2, 5)                  94           616,396,720       28.4       72.4%      1.40x
   Interest-Only                  22           492,490,000       22.7       67.3%      2.15x
 SUBTOTAL                        190        $2,138,206,995       98.6%      72.0%      1.54x
---------------------------------------------------------------------------------------------
 FULLY AMORTIZING                  6        $   30,851,836        1.4%      67.1%      1.31x
---------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         196        $2,169,058,831      100.0%      71.9%      1.54x
---------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------
                                     PARTIAL INTEREST-ONLY PERIODS
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
PARTIAL INTEREST ONLY        NUMBER OF       PRINCIPAL        % OF        WA          WA UW
PERIODS                        LOANS          BALANCE          IPB        LTV         DSCR
----------------------------------------------------------------------------------------------

 6 - 12                         10        $  144,398,403       14.0%      65.9%        1.51x
 13 - 24                        20           257,603,000       25.0       76.7%        1.30x
 25 - 36                        25           263,770,000       25.6       77.6%        1.26x
 37 - 48                         5            83,990,000        8.2       77.3%        1.27x
 49 - 60                        14           279,558,872       27.2       71.3%        1.38x
----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        74        $1,029,320,275      100.0%      74.0%        1.34x
----------------------------------------------------------------------------------------------


1  Excludes loans that are interest-only for the entire term.

2  Excludes the mortgage loans that pay interest-only for a portion of their term.

3  Excludes the fully amortizing mortgage loans.

4  Includes 1 partial interest-only ARD loan representing approximately 1.0% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

5  Includes 4 amortizing ARD loans representing approximately 1.9% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

6  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each mortgaged property.



-------------------------------------------------------------------------------------------------
                            REMAINING AMORTIZATION TERM IN MONTHS(1)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
REMAINING AMORTIZATION          NUMBER         PRINCIPAL         % OF          WA          WA UW
TERMS                          OF LOANS         BALANCE           IPB          LTV         DSCR
-------------------------------------------------------------------------------------------------

 119 - 240                        10        $   51,614,896         3.1%        63.3%        1.39x
 241 - 300                        19           111,217,838         6.6         65.1%        1.53x
 301 - 330                         2            18,092,456         1.1         78.0%        1.21x
 331 - 360                       143         1,495,643,641        89.2         74.2%        1.35x
-------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         174        $1,676,568,831       100.0%        73.3%        1.36x
-------------------------------------------------------------------------------------------------
 WA REMAINING AMORT TERM:        351
-------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------
                                LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                      NUMBER         PRINCIPAL         % OF          WA         WA UW
 RANGE OF MATURITY LTVS             OF LOANS         BALANCE           IPB          LTV         DSCR
-------------------------------------------------------------------------------------------------------

 24.6% - 29.9%                         1         $    4,994,579         0.2%       29.4%        1.56x
 30.0% - 49.9%                        23            151,758,260         7.1        51.5%        2.21x
 50.0% - 59.9%                        37            489,493,896        22.9        63.1%        1.92x
 60.0% - 69.9%                        76            719,645,865        33.7        75.8%        1.31x
 70.0% - 80.0%                        53            772,314,396        36.1        78.4%        1.39x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:             190         $2,138,206,995       100.0%       72.0%        1.54x
-------------------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY/ARD DATE:  64.6%
-------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------
                                             YEAR BUILT/RENOVATED(6)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
RANGE OF YEARS                 NUMBER OF         PRINCIPAL          % OF          WA          WA UW
BUILT/RENOVATED                PROPERTIES         BALANCE            IPB          LTV         DSCR
-------------------------------------------------------------------------------------------------------

 1944 - 1950                       1              $2,200,000          0.1%        71.0%        1.21x
 1951 - 1959                       2              27,050,000          1.2         77.8%        1.46x
 1960 - 1969                       2               8,309,169          0.4         75.5%        1.26x
 1970 - 1979                      10             156,471,048          7.2         75.6%        1.36x
 1980 - 1989                      39             286,125,292         13.2         76.0%        1.39x
 1990 - 1999                      59             708,003,430         32.6         70.1%        1.62x
 2000 - 2004                      79             782,361,298         36.1         70.3%        1.62x
 2005                             14             198,538,593          9.2         74.8%        1.33x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         206          $2,169,058,831        100.0%        71.9%        1.54x
-------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------
                                          PREPAYMENT PROTECTION
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                    NUMBER         PRINCIPAL           % OF         WA          WA UW
 PREPAYMENT PROTECTION             OF LOANS         BALANCE             IPB         LTV         DSCR
-------------------------------------------------------------------------------------------------------

 DEFEASANCE                          169        $1,885,912,494         86.9%        71.6%        1.54x
 DEFEASANCE/YIELD MAINTENANCE         13           187,180,000          8.6         74.8%        1.64x
 YIELD MAINTENANCE                    14            95,966,336          4.4         72.5%        1.40x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:             196        $2,169,058,831        100.0%        71.9%        1.54x
-------------------------------------------------------------------------------------------------------


                                    7 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC12

--------------------------------------------------------------------------------

                           TOP SPONSOR CONCENTRATIONS

--------------------------------------------------------------------------------

REGENCY PORTFOLIO
-----------------



--------------------------------------------------------------------------
  LOAN
  NO.(1)   LOAN NAME                                  CITY            STATE
--------------------------------------------------------------------------

  19      Regency- Riverside Square & River's Edge   Chicago           IL
  21      Regency- Bayhill Shopping Center           San Bruno         CA
  28      Regency- Ygnacio Plaza                     Walnut Creek      CA
  35      Regency- Bowie Plaza                       Bowie             MD
  36      Regency- Parkville Shopping Center         Parkville         MD
  40      Regency- Aurora Marketplace                Edmonds           WA
  42      Regency- Kings Park Shopping Center        Springfield       VA
  53      Regency- Riverview Plaza                   Chicago           IL
  58      Regency- Twin Oaks Shopping Center         Agoura Hills      CA
  72      Regency- Silverado Plaza                   Napa              CA
  80      Regency- Northway Shopping Center          Millersville      MD
  91      Regency- Whitnall Square Shopping Center   St. Francis       WI
 182      Regency- 601 King Street                   Alexandria        VA
--------------------------------------------------------------------------
         TOTAL/WEIGHTED AVERAGE:
--------------------------------------------------------------------------

---------------------------------------------------------------------------------------
             CUT-OFF DATE
  LOAN         PRINCIPAL      % OF       SQUARE        UW      CUT-OFF DATE    PROPERTY
  NO.(1)        BALANCE       IPB        FEET        DSCR       LTV RATIO        TYPE
---------------------------------------------------------------------------------------

  19         $21,290,000      1.0%     169,437       1.71x        75.5%     Retail
  21          21,140,000      1.0      121,846       1.67x        75.5%     Retail
  28          18,920,000      0.9      109,429       1.56x        70.1%     Retail
  35          17,440,000      0.8      104,037       1.62x        75.5%     Retail
  36          17,210,000      0.8      162,433       1.67x        75.5%     Retail
  40          16,160,000      0.7      106,921       1.66x        75.5%     Retail
  42          15,480,000      0.7       77,202       1.58x        75.5%     Retail
  53          14,160,000      0.7      139,262       1.66x        75.5%     Retail
  58          13,740,000      0.6       98,399       1.59x        75.5%     Retail
  72          10,910,000      0.5       84,916       1.56x        75.2%     Retail
  80          10,190,000      0.5       98,016       1.81x        75.5%     Retail
  91           8,050,000      0.4      133,301       1.56x        71.2%     Retail
 182           2,490,000      0.1        8,349       1.58x        75.5%     Mixed  Use
---------------------------------------------------------------------------------------
            $187,180,000      8.6%   1,413,548     1.64X          74.8%
---------------------------------------------------------------------------------------


LEXINGTON PORTFOLIO



----------------------------------------------------------------------------
  LOAN
  NO.(1)   LOAN NAME                             CITY                 STATE
----------------------------------------------------------------------------

  4        LXP- ISS                                Atlanta              GA
  26       LXP-Capital One - Building One          Glen Allen           VA
  33       LXP-IKON                                Houston              TX
  48       LXP-AT&T                                Oklahoma City        OK
  52       LXP-The Dial Corporation                Scottsdale           AZ
  61       LXP-Kerr McGee                          Houston              TX
  66       LXP-LA Media Tech Center Building 5     Los Angeles          CA
  83       LXP-Allstate Insurance Company          Indianapolis         IN
  96       LXP-Metris                              Tulsa                OK
 110       LXP-Principal Life Insurance            Clive                IA
----------------------------------------------------------------------------
           TOTAL/WEIGHTED AVERAGE:
----------------------------------------------------------------------------

------------------------------------------------------------------------------------
          CUT-OFF DATE
  LOAN     PRINCIPAL      % OF       SQUARE        UW      CUT-OFF DATE   PROPERTY
  NO.(1)    BALANCE       IPB        FEET        DSCR       LTV RATIO       TYPE
------------------------------------------------------------------------------------

  4      $ 45,237,981      2.1%     289,000       1.39x        59.1%       Office
  26       19,800,000      0.9      225,200       1.75x        60.2%       Office
  33       17,659,524      0.8      157,790       1.52x        66.0%       Office
  48       14,748,872      0.7      128,500       1.52x        68.8%       Office
  52       14,170,000      0.7      129,689       1.29x        65.0%       Office
  61       13,254,334      0.6      101,111       1.54x        68.9%       Office
  66       11,500,000      0.5       83,252       1.87x        62.2%       Office
  83        9,638,469      0.4       89,956       1.49x        66.0%       Office
  96        7,688,095      0.4      101,100       2.05x        58.7%       Office
 110        5,920,000      0.3       61,180       1.78x        63.7%       Office
------------------------------------------------------------------------------------
         $159,617,275      7.4%   1,366,778     1.55X          63.0%
------------------------------------------------------------------------------------


1  As shown in Annex A-1 of the prospectus supplement.

                                    8 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC12

--------------------------------------------------------------------------------

                             TOP 15 MORTGAGE LOANS

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 LOAN        LOAN NAME                                  CUT-OFF DATE       % OF
SELLER(1)   (LOCATION)                                    BALANCE           IPB
--------------------------------------------------------------------------------

 JPMCB      Universal Hotel Portfolio                   $100,000,000       4.6%
            (Orlando, FL)
 CIBC       40 Rector Street                             $80,000,000       3.7%
            (New York, NY)
 JPMCB      Promenade at Westlake                        $70,000,000       3.2%
            (Thousand Oaks, CA)
 JPMCB      LXP-ISS                                      $45,237,981       2.1%
            (Atlanta, GA)
 JPMCB      4250 North Fairfax Drive                     $45,000,000       2.1%
            (Arlington, VA)
--------------------------------------------------------------------------------
 CIBC       Fort Steuben Mall                            $42,750,000       2.0%
            (Steubenville, OH)
 JPMCB      South Brunswick Square                       $36,750,000       1.7%
            (South Brunswick, NJ)
 JPMCB      Hacienda Shopping Center                     $30,800,000       1.4%
            (Hacienda Heights, CA)
 CIBC       Stirling Covington Center                    $29,950,962       1.4%
            (Covington, LA)
 JPMCB      The Shoppes at Susquehanna Marketplace       $29,600,000       1.4%
            (Harrisburg, PA)
--------------------------------------------------------------------------------
 CIBC       Discovery Channel Building                   $28,200,000       1.3%
            (Silver Spring, MD)
 JPMCB      Timber Links Apartments                      $26,000,000       1.2%
            (Denton, TX)
 CIBC       450 North Roxbury Drive                      $25,600,000       1.2%
            (Beverly Hills, CA)
 CIBC       Metro Towne Center                           $25,000,000       1.2%
            (Phoenix, AZ)
 JPMCB      Beltway Business Center                      $24,000,000       1.1%
            (Alexandria, VA)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
 LOAN                   UNIT OF     LOAN PER        UW      CUT-OFF LTV     PROPERTY
SELLER(1)      UNITS    MEASURE       UNIT         DSCR         RATIO         TYPE
---------------------------------------------------------------------------------------

 JPMCB         2,400      Rooms     $166,667(2)   3.61x(2)    52.8%(2)        Hotel
 CIBC        440,127       SF           $182      1.29x       79.2%          Office
 JPMCB       201,572       SF           $347      1.24x       74.5%          Retail
 JPMCB       289,000       SF           $157      1.39x       59.1%          Office
 JPMCB       304,500       SF           $148      2.86x       41.7%          Office
---------------------------------------------------------------------------------------
 CIBC        685,585       SF            $62      1.39x       77.7%          Retail
 JPMCB       142,840       SF           $257      1.20x       79.7%          Retail
 JPMCB       122,403       SF           $252      1.20x       72.6%          Retail
 CIBC        391,218       SF            $77      1.50x       66.6%          Retail
 JPMCB       109,852       SF           $269      1.21x       79.4%          Retail
---------------------------------------------------------------------------------------
 CIBC        148,530       SF           $190      1.45x       65.4%          Office
 JPMCB           480      Units      $54,167      1.21x       80.0%        Multifamily
 CIBC        102,131       SF           $251      1.58x       58.9%          Office
 CIBC        140,056       SF           $179      1.27x       79.7%          Retail
 JPMCB       273,243       SF            $88      1.37x       80.0%        Industrial
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  TOP 5 TOTAL/WEIGHTED AVERAGE:     $340,237,981     15.7%    2.18x    62.8%
  TOP 10 TOTAL/WEIGHTED AVERAGE:    $510,088,943     23.5%    1.89x    67.1%
  TOP 15 TOTAL/WEIGHTED AVERAGE:    $638,888,943     29.5%    1.79x    68.2%
--------------------------------------------------------------------------------


1  "JPMCB" = JPMorgan Chase Bank, N.A.; "CIBC" = CIBC Inc.;

2  Calculated based on the total A-Note amount of $400,000,000. The $100,000,000
   A-4 note is included in the trust.

                                    9 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                         JPMCC 2005-CIBC12

--------------------------------------------------------------------------------

                             PARI PASSU LOAN SUMMARY

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
LOAN                                   A-NOTE BALANCES
 NO.        PROPERTY NAME            AS OF CUT-OFF DATE
--------------------------------------------------------------------------------

  1     Universal Hotel Portfolio       $100,000,000
                                        $100,000,000
                                        $ 95,000,000
                                        $ 80,000,000
                                        $ 25,000,000
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 LOAN                                                                          B-NOTE BALANCE
  NO.          TRANSACTION        SERVICER           SPECIAL SERVICER        AS OF CUT-OFF DATE
------------------------------------------------------------------------------------------------

  1        JPMCC 2005-CIBC12        GMAC       J.E. Robert Company, Inc.        $50,000,000(1)
                  TBD
                  TBD
                  TBD
                  TBD
------------------------------------------------------------------------------------------------


1  B-Note will be deposited into the JPMCC 2005-CIBC12 securitization and sold as non-pooled certificates

                                    10 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    11 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                           UNIVERSAL HOTEL PORTFOLIO
--------------------------------------------------------------------------------

                [5 PHOTOS OF UNIVERSAL HOTEL PORTFOLIO OMITTED]

                                    12 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                           UNIVERSAL HOTEL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:            $100,000,000(1)
 CUT-OFF DATE PRINCIPAL BALANCE:        $100,000,000(1)
 % OF POOL BY IPB:                      4.6%
 SHADOW RATING (M/F):                   Baa3/BBB-
 LOAN SELLER:                           JPMorgan Chase Bank, N.A.
 BORROWER:                              UCF Hotel Venture
 SPONSOR:                               Loews Corporation (50%), NBC
                                        Universal (25%), and The Rank
                                        Group PLC (25%)
 ORIGINATION DATE:                      06/02/2005
 INTEREST RATE:                         4.7250%
 INTEREST ONLY PERIOD:                  120 months
 MATURITY DATE:                         07/01/15
 AMORTIZATION TYPE:                     Interest-Only
 ORIGINAL AMORTIZATION:                 N/A
 REMAINING AMORTIZATION:                N/A
 CALL PROTECTION:                       L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:               Yes
 LOCK BOX:                              Cash Management Agreement
 ADDITIONAL DEBT:(1)                    $300,000,000/$50,000,000
 ADDITIONAL DEBT TYPE:                  Pari Passu/B-Note/Permitted
                                        Mezzanine(2)
 LOAN PURPOSE:                          Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                          INITIAL              MONTHLY
                                         ---------------------------------------
 TAXES:                                       $0               Springing(3)
 INSURANCE:                                   $0               Springing(3)
 GROUND LEASE:                                $0               Springing(4)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:                 Portfolio
 TITLE:                                  Leasehold
 PROPERTY TYPE:                          Hotel -- Full Service
 ROOMS:                                  2,400
 LOCATION:                               Orlando, FL
 YEAR BUILT/RENOVATED:                   See "Portfolio Summary" below
 OCCUPANCY:                              82.7%
 OCCUPANCY DATE:                         Trailing 12 months as of 05/31/05
 HISTORICAL NOI:
  2002:                                  $40,773,377
  2003:                                  $59,422,164
  2004:                                  $69,462,505
  TTM AS OF 05/31/05:                    $73,002,655
 UW REVENUES:                            $230,239,687
 UW EXPENSES:                            $151,778,146
 UW NOI:                                 $78,461,540(5)
 UW NET CASH FLOW:                       $69,251,953
 APPRAISED VALUE:                        $757,000,000
 APPRAISAL DATE:                         04/01/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                             PARI PASSU
                                             A-NOTES(6)       TOTAL DEBT
                                          --------------------------------------
 CUT-OFF DATE LOAN/ROOM:                      $166,667         $187,500
 CUT-OFF DATE LTV:                               52.8%            59.4%
 MATURITY DATE LTV:                              52.8%            59.4%
 UW DSCR:                                        3.61x            3.15x
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                       PORTFOLIO SUMMARY
                                          # OF                                     ORIGINAL ALLOCATED    ORIGINAL ALLOCATED LOAN
           PROPERTY          LOCATION    ROOMS    YEAR BUILT    APPRAISED VALUE       LOAN AMOUNT           AMOUNT PER ROOM(6)
--------------------------------------------------------------------------------------------------------------------------------

 PORTOFINO BAY              Orlando, FL    750       1999        $280,000,000          $40,444,444              $215,704
 ROYAL PACIFIC              Orlando, FL  1,000       2002        $261,000,000          $34,000,000              $136,000
 HARD ROCK                  Orlando, FL    650       2001        $216,000,000          $25,555,556              $157,265
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE                  2,400                   $757,000,000         $100,000,000              $166,667
--------------------------------------------------------------------------------------------------------------------------------


(1)  The total financing amount for the Universal Hotel Portfolio Whole Loan is
     $450,000,000 split between (i) a $400,000,000 A-Note and (ii) a $50,000,000
     B-Note. The loan was co-originated by JPMorgan Chase Bank, N.A. and German
     American Capital Corporation. The A-Note is split into five pari passu notes. The $100,000,000 A-4 note is included in the Trust. The $50,000,000
     B-Note is included in the trust but is not pooled with any other trust assets.

(2)  Sponsors of the borrower are permitted to cause an affiliate of the borrower to incur mezzanine indebtedness to be secured by a pledge of direct or indirect equity interests in the Borrower in an amount not to exceed $50,000,000 subject to the satisfaction of various conditions including: (i) the DSCR after giving effect to the mezzanine indebtedness be greater than or equal to 110% of the DSCR as of the closing date and
     (ii) the LTV ratio for the total combined debt be no greater than 55% as determined by a new appraisal obtained by and in a form and substance satisfactory to the lender.

(3)  Upon the occurrence of an event of default or the conclusion of two consecutive quarters in which the borrower fails to maintain a minimum DSCR of 1.35x, monthly tax & insurance reserves will be collected in an amount equal to 1/12th of what the lender reasonably determines the annual tax liability and insurance premium, respectively, will be.

(4)  Upon the occurrence of an event of default or the conclusion of two consecutive quarters in which the borrower fails to maintain a minimum DSCR of 1.35x, the borrower will be required to deposit into a ground lease reserve an amount equal to an amount reasonably determined by the lender to cover all payments of base rent and additional rent as well as any other amounts payable under the terms of the ground lease.

(5)  The Universal Hotel Portfolio properties experienced NOI growth of 9.6% for the first five months of 2005 as compared to the same period in 2004. 2004
     NOI for the portfolio represented a 16.8% increase over 2003 NOI. The UW
     NOI is based on the foregoing NOI growth rates experienced over the last 18 months. The opening of the Hard Rock and Royal Pacific properties in 2001 and 2002, respectively, coincided with a downturn in the U.S. hospitality sector following the events of September 11, 2001, which had a negative impact on air-travel tourist dependent destinations such as Orlando and Las
     Vegas. With the recovery of the U.S. economy in 2004 and increased domestic and international travel to destinations such as Orlando, hotel performance rebounded in 2004.

(6)  Calculated based on the total A-Note amount of $400,000,000. The
     $100,000,000 A-4 note is included in the trust.

                                    13 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            UNIVERSAL HOTEL PORTFOLIO
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                         INDIVIDUAL PROPERTY HISTORICAL OPERATING STATISTICS

                           OCCUPANCY                                ADR                                       REVPAR
                ------------------------------   ----------------------------------------    ---------------------------------------
     PROPERTY   2003   2004   TTM AS OF   UW       2003      2004    TTM AS OF      UW         2003      2004    TTM AS OF     UW
                              05/31/05                                05/31/05                                    05/31/05
------------------------------------------------------------------------------------------------------------------------------------

PORTOFINO BAY   73.9%  77.9%    78.8%    81.0%    $196.66   $214.36    $223.51    $232.50     $145.30   $167.02    $176.23   $188.33
ROYAL PACIFIC   79.7%  84.5%    84.2%    87.0%    $152.51   $161.89    $169.87    $181.50     $121.58   $136.79    $143.07   $157.91
HARD ROCK       80.9%  84.1%    85.0%    86.0%    $186.28   $206.20    $215.64    $224.00     $150.70   $173.47    $183.20   $192.64
------------------------------------------------------------------------------------------------------------------------------------
                78.2%  82.3%    82.7%    82.0%    $175.00   $189.67    $198.57    $208.38     $136.88   $156.17    $164.30   $170.87
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE LOAN. The loan is secured by a leasehold interest in three full-service hotels (The Portofino, The Hard Rock, and The Royal Pacific) comprising 2,400 rooms located within the Universal Theme Park in Orlando, Florida.

The total financing amount of $450 million is being provided to the borrower to refinance existing debt on the three hotel properties. The loan was co-originated by JPMorgan Chase Bank, N.A. and German American Capital
Corporation. The $400 million senior A-Note is split into five pari passu notes.
The $100 million A-4 note is included in the trust. A $50 million subordinate
B-Note is also included in the trust but is not pooled with any of the pooled trust assets.

THE BORROWER. The borrowing entity is UCF Hotel Venture ("Borrower"), a single asset, special purpose entity. UCF Hotel Venture is a joint partnership between the Loews Corporation (50%), NBC Universal (25%), and The Rank Group Plc (25%),
the three sponsors of the loan. The three properties are managed by Loews
Hotels.

Loews Corporation is a United States based holding company. Its subsidiaries are engaged in several lines of business, including the operation of hotels through
Loews Hotels Holding Corporation, a wholly owned subsidiary. Loews Hotels
Holding Corporation currently owns and manages 19 hotels across the United
States and Canada.

NBC Universal is a media and entertainment company involved in the development, production, and marketing of entertainment, news, and information. Formed in May
2004 through the merger of NBC and Vivendi Universal Entertainment, NBC
Universal owns and operates a television network, a Spanish-language network, a portfolio of news and entertainment networks, a motion picture company, television production operations, a television stations group, and various theme parks. NBC Universal is 80%-owned by General Electric, with 20% controlled by
Vivendi Universal Entertainment.

The Rank Group Plc ("Rank") is a United Kingdom based leisure and entertainment company. Rank, through the Hard Rock brand name, owns and franchises cafes world-wide and controls the rights to the brand internationally. Rank is engaged in the vacation/leisure business through several outlets including: Haven,
Butlins, Warner, Oasis Forest Holiday Village in Cumbria and America Resorts
USA. Rank also owns Mecca Bingo and Grosvenor Casinos.

THE MORTGAGED PROPERTIES.(1) The portfolio consists of three full-service, luxury hotels located within the Universal Theme Park in Orlando, Florida. The
Portofino Bay and Hard Rock hotels are located on Universal Boulevard across the street from one another while the Royal Pacific hotel is located three quarters of a mile from both properties. The properties are located in close proximity to
International Drive, a commercial corridor that contains lodging facilities, restaurants and other commercial establishments catering to the tourist market.

The sites are owned by Universal City Development Partners ("UCDP"), which entered into a 100-year ground lease, expiring in June 2098, with the borrower.
NBC Universal has an equity interest in each of UCDP, as ground lessor, and UCF
Hotel Venture, as ground lessee. The hotel facilities and operational characteristics of all three hotels are consistent with the overall character of
Universal Theme Park. Each of the hotels has been designed and marketed to cater to a different price point in the market.
--------------------------------------------------------------------------------

(1)  Certain information was obtained from the Universal Hotels Portfolio appraisals dated April 1, 2005. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    14 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            UNIVERSAL HOTEL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTOFINO BAY HOTEL
-------------------
The Portofino Bay Hotel is a full-service lodging facility, consisting of 750 guestrooms and 35,000 square feet of meeting room space (with over 9,000 square feet of outdoor space) situated on a 52-acre site. The property was built in
1999 as a six-story structure and was developed to replicate the village of
Portofino, Italy. Hotel amenities include a business center, six food and beverage outlets, two outdoor swimming pools, one outdoor themed swimming pool, an 12,300 square foot fitness center and full-service spa, upscale shops, and a babysitting/children's camp. Recreational amenities include water taxi transportation, early admission to the theme park, Universal Express access to theme park attractions and priority seating at restaurants. The improvements consist of a main building with three wings.

Portofino Bay Hotel was named to Conde Nast Traveler magazine's 2003 - 2004 Gold
List of the "World's Best Places to Stay" and Travel + Leisure magazine's 2002 -
2004 list of Top 500 Hotels in the world.

HARD ROCK HOTEL
---------------
The Hard Rock Hotel is a full-service lodging facility, consisting of 650 guestrooms and 4,200 square feet of meeting room space (with over 10,000 square feet of pre-function and outdoor space) situated on a 20-acre site. The property was developed in 2001. Hotel amenities include six food and beverage outlets, an outdoor swimming pool, a fitness center, a Hard Rock merchandising store, and a children's camp. The Hard Rock Hotel is designed in a California mission architectural style with music-filled areas as well as Hard Rock memorabilia displayed throughout the hotel. The property consists of one main building structure spread out over six different wings.

ROYAL PACIFIC HOTEL
-------------------
The Royal Pacific Hotel is a full-service lodging facility consisting of 1,000 rooms and 58,600 square feet of meeting room space (with over 17,000 square feet of pre-function and outdoor space) situated on a 53-acre site. The hotel was developed in 2002. Hotel amenities include a full service business center, five food and beverage outlets, an activity center, a themed outdoor swimming pool with a sand beach, and a fitness center. The design of the hotel has a South
Pacific island theme, with a bamboo forest entrance, palm trees, outdoor gardens, and a tropical lagoon. The property consists of one main building with four wings. The main wing houses Emeril's restaurant.

THE MARKET.(1) The Portofino Bay Hotel, Hard Rock Hotel, and the Royal Pacific
Hotel are located within the Universal Theme Park in Orlando, Florida, approximately 9 miles southwest of Downtown Orlando and northeast of Walt Disney
World. In addition to the Universal Theme Park, the Orange County Convention
Center and International Drive are demand generators in the area. The properties are accessible from a variety of local, county, state, and interstate highways, including Interstate 4, the Bee Line Expressway, International Drive, and the
Florida Turnpike. Interstate 4 is a six-lane divided highway that traverses the
State of Florida and can be accessed less than one mile west of the properties.
The Bee Line Expressway, located three miles from the properties, serves as a link between Universal Florida and the Walt Disney World attractions and the
Orlando International Airport. The Universal Theme Park is located approximately two miles south of the junction of the Florida Turnpike and Interstate 4, a major intersection in the Orlando metropolitan area.

Over the past three decades, the Orlando market has consistently been one of the fastest growing metropolitan areas in the nation. Orlando's annual population growth has consistently outpaced national averages. Orlando is known as a major tourist destination due primarily to the Walt Disney World and Universal Studios theme parks. Universal Studios is the second largest tourist attraction in the
Orlando metropolitan area and is only one component of an 838--acre master planned resort development, known as Universal Studios Escape. Over the past 10 years, the average annual compounded growth in attendance at Universal Orlando has been 5.4%, the highest growth over both a 10-year and 5-year period in comparison to the top 3 tourist attractions in the Orlando market. In 2004,
Universal Theme parks experienced 13 million in attendance.

Due to Orlando's status as an international tourist destination, fluctuations in tourist demand have historically affected the overall economic health of the area. Over the past decade, however, there has been a concerted effort to diversify the area's economy. Total visitor traffic has increased at an annual compounded growth rate of 4.7% per year from 1993 to 2003. The average household income in the Orlando metropolitan area is $61,000.

Following the events of September 11, 2001 the U.S. hospitality sector experienced a slowdown in 2002 and 2003. Orlando, an air travel dependent tourist destination, experienced declines in Revenue Per Available Room
("RevPAR") in 2002 into 2003. As a result of this slowdown, the construction of new properties slowed to historic lows in Orlando. With the recovery of the U.S.
economy in 2004 and increased domestic and international travel to destinations such as Orlando, hotel performance rebounded in 2004. According to Smith Travel
Research, average RevPAR for hotels in Orlando was up 17.0% in 2004 as compared to 2003 levels (the properties experienced a 16.8% increase over the same period). The growth trend continued in 2005, with RevPAR increasing 10.9% for the first five months of the year as compared to the same period in 2004. The
Universal Hotel Portfolio properties experienced a 11.7% increase in RevPAR in the first five months of 2005 compared with the same period in 2004 with net operating income increasing 9.6%.

According to Smith Travel Research ("STR"), the existing market penetration rates for the Mortgaged Properties are summarized below. The index is based upon a property's performance relative to its competitive set as determined by STR.
An index above 100% indicates a property is performing above the average of its competitive set. Properties considered competitive to the Universal Hotel
Portfolio properties include the 750-room Hyatt Regency Grand Cypress (9.5 miles south), the 2000-room Marriott World Center (11.1 miles south), the 891-room
Peabody (5.3 miles south), the 758-room Westin Walt Disney World Swan and the
1509-room Sheraton Walt Disney World Dolphin (14.2 miles south).
--------------------------------------------------------------------------------

                                    15 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            UNIVERSAL HOTEL PORTFOLIO
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                          PROPERTY PERFORMANCE BY MARKET PENETRATION RATES

                          TTM (FEBRUARY 2003)                  TTM (FEBRUARY 2004)                     TTM (FEBRUARY 2005)
                  ---------------------------------     --------------------------------        ---------------------------------
 PROPERTY         OCCUPANCY        ADR       REVPAR     OCCUPANCY       ADR       REVPAR        OCCUPANCY        ADR       REVPAR
------------------------------------------------------------------------------------------------------------------------------------

 PORTOFINO BAY      108.6%       114.0%      123.7%      114.3%       118.0%      134.8%          112.3%       125.1%      140.4%
 ROYAL PACIFIC      107.4%        81.5%       87.6%      120.8%        94.2%      113.9%          119.5%        98.2%      117.4%
 HARD ROCK          118.6%       107.7%      127.8%      123.0%       112.8%      138.7%          120.9%       121.2%      146.5%
------------------------------------------------------------------------------------------------------------------------------------
 WEIGHTED AVERAGE   110.8%        98.8%      109.8%      119.4%       106.7%      127.2%          117.6%       112.8%      132.5%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
As of the trailing 12 month period ending February 2005, the portfolio had a weighted average RevPAR penetration index of 132.5%, suggesting they are outperforming their competitive set.

The properties' room night demand generators are largely from the transient leisure segment with meeting and group demand also comprising a material component of the room night demand. According to the property appraisals, the existing demand generators for the Mortgaged Properties are summarized as follows:

--------------------------------------------------------------------------------
                                DEMAND GENERATORS

  PROPERTY                        TRANSIENT                 MEETINGS & GROUP
  PORTOFINO BAY                      61%                          39%
  ROYAL PACIFIC                      57%                          43%
  HARD ROCK                          82%                          18%
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The property is managed by Loews Orlando Operating Company,
Inc. ("Loews"). Loews currently owns and/or operates 19 hotels and resorts in the U.S. and Canada.
--------------------------------------------------------------------------------

                                    16 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                           UNIVERSAL HOTEL PORTFOLIO
--------------------------------------------------------------------------------

       [2 MAPS INDICATING LOCATION OF UNIVERSAL HOTEL PORTFOLIO OMITTED]

                                    17 of 79

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                                40 RECTOR STREET
--------------------------------------------------------------------------------

                     [3 PHOTOS OF 40 RECTOR STREET OMITTED]

                                    18 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                                40 RECTOR STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:               $80,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:           $80,000,000
 % OF POOL BY IPB:                         3.7%
 LOAN SELLER:                              CIBC Inc.
 BORROWER:                                 40 Rector Owner LLC
 SPONSOR:                                  Philip Pilevsky
 ORIGINATION DATE:                         05/20/05
 INTEREST RATE:                            6.1000%
 INTEREST ONLY PERIOD:                     60 months
 MATURITY DATE:                            06/01/10
 AMORTIZATION TYPE:                        Interest-Only
 ORIGINAL AMORTIZATION:                    N/A
 REMAINING AMORTIZATION:                   N/A
 CALL PROTECTION:                          L(24),Def(31),O(4)
 CROSS-COLLATERALIZATION:                  No
 LOCK BOX:                                 Hard
 ADDITIONAL DEBT:                          No
 ADDITIONAL DEBT TYPE:                     N/A
 LOAN PURPOSE:                             Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                    INITIAL                     MONTHLY
                                  ----------------------------------------------
 TAXES:                             $1,138,258                   $162,608
 INSURANCE:                           $478,333                    $34,167
 CAPEX:                                 $5,502                     $5,502
 TI/LC(1):                          $2,545,000                    $45,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:                   Single Asset
 TITLE:                                    Fee
 PROPERTY TYPE:                            Office -- CBD
 SQUARE FOOTAGE:                           440,127
 LOCATION:                                 New York, NY
 YEAR BUILT/RENOVATED:                     1920/1971
 OCCUPANCY:                                92.3%
 OCCUPANCY DATE:                           03/01/05
 NUMBER OF TENANTS:                        29
 HISTORICAL NOI:
  2003:                                    $6,971,745
  2004:                                    $7,240,665
 UW REVENUES:                              $13,338,493
 UW EXPENSES:                              $6,452,696
 UW NOI:                                   $6,885,798
 UW NET CASH FLOW:                         $6,381,412
 APPRAISED VALUE:                          $101,000,000
 APPRAISAL DATE:                           04/06/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                      $182
 CUT-OFF DATE LTV:                          79.2%
 MATURITY DATE LTV:                         79.2%
 UW DSCR:                                   1.29x
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS

                                                                                                                        LEASE
                                                                        MOODY'S/    SQUARE      % OF     BASE RENT   EXPIRATION
 TENANT NAME                                  PARENT COMPANY             S&P(2)      FEET       GLA         PSF         YEAR
---------------------------------------------------------------------------------------------------------------------------------

 THE CITY OF NEW YORK(3)         The City of New York                    A2/NR     216,646      49.2%     $22.84       Various
 QUICK & REILLY(4)               Bank of America Corp.                   A2/AA-     48,848      11.1%     $24.28        2009
 INSTITUTE OF COMMUNITY LIVING   Institute of Community Living, Inc        NR       28,804       6.5%     $17.74        2013
 ADVEST(5)                       AXA SA                                   A2/A      24,413       5.5%     $29.42        2010
---------------------------------------------------------------------------------------------------------------------------------


(1)  At origination, the borrower deposited $2,545,000 into the TI/LC reserve with contractual TI/LC collections of $540,000/year. The TI/LC reserve is capped at $5,200,000, and in the event that the borrower draws funds from the TI/LC reserve, such funds must be deposited back into the TI/LC reserve account within 12 months from the date of the draw. In the event that the borrower draws funds in the last year of the loan term the replenishment window shall be equal to the number of months from the date of the draw to maturity, less one month. The balance of the TI/LC reserve is estimated to be $5,200,000 at maturity.

(2)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(3)  The City of New York directly leases 216,646 square feet of office space for the 9 city government agencies and two storage space leases listed in the table on the following page.

(4)  Quick & Reilly leases, but does not occupy its space. The tenant coterminously subleases 37,886 square feet (77.6% of Quick & Reilly net rentable area) to the following tenants: Edwin Gould Services for Children
     (26,800 square feet at a base rent of $14.50 per square foot), FASCORP
     (5,927 square feet at a base rental rate of $34.64 per square foot) and
     Active Financial Systems (5,159 square feet at a base rental rate of $28.40 per square foot).

(5)  Advest leases, but does not occupy its space. The tenant subleases 24,413 square feet to the City of New York (100% of Advest space) at an annual rental rate of $823,695 ($33.74 per square foot).

                                    19 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                                40 RECTOR STREET
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                        SQUARE           %                                  LEASE
 AGENCY NAME                             FEET          OF GLA        BASE RENT PSF     EXPIRATION YEAR
--------------------------------------------------------------------------------------------------------

 OFFICE OF LABOR RELATIONS              52,455         11.9%            $23.06               2010
 BOARD OF STANDARDS                     12,736          2.9%            $23.00               2010
 CAMPAIGN FINANCE BOARD                 12,796          2.9%            $23.00               2010
 CIVILIAN COMPLAINT REVIEW BOARD        26,325          6.0%            $23.91               2010
 COMMISSION OF HUMAN RIGHTS             39,348          8.9%            $23.00               2010
 LICENSE AGREEMENT BOARD                3,585           0.8%            $35.00               2005
 OFFICE OF ADMINISTRATION OF TRIALS     23,661          5.4%            $23.00               2010
 OFFICE OF COLLECTIVE BARGAINING        11,462          2.6%            $23.00               2010
 TAXI & LIMOUSINE COMMISSION            34,278          7.8%            $20.00               2010
 STORAGE                                NAP             NAP           $7,836/year            2010
 STORAGE                                NAP             NAP           $4,644/year            2010
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE LOAN. The 40 Rector Street loan is secured by the fee interest in a 440,127 square foot office building located in New York City, New York.

THE BORROWER. The borrower is 40 Rector Owner LLC, a single asset entity owned by 40 Rector Holdings, LLC, which in turn is comprised of 40 Rector Manager LLC
(1%), the managing member, PL 40 LLC (49%), and Rec-40 LLC (50%). PL 40 LLC is owned by Michael Pilevsky (66.6%), Seth Pilevsky (22.2%), Sheila Levine (10.2%),
and PL Manager LLC (1%), which is 100% owned by Philip Pilevsky, the loan sponsor. Rec-40 LLC is 99% owned by GEN II Trust and 1% by Rec-40 Manager LLC.
GEN II Trust owns 100% of Rec-40 Manager LLC. The GEN II Trust was formed in the
Principality of Liechtenstein for the benefit of individuals in Israel and the
United Kingdom. 40 Rector Manager LLC is 100% owned by PL 40 LLC.

Mr. Pilevsky has over 30 years of commercial real estate experience including development, leasing, management, operation, acquisition and disposition. Mr.
Pilevsky has equity interests in 24 retail properties (approximately 3.0 million square feet), 9 office buildings (approximately 1.3 million square feet) and 2 hotels (454 rooms). The borrower has owned the property since 2001.

THE MORTGAGED PROPERTY. 40 Rector Street is an 18-story, 440,127 square foot
(420,627 square feet of office space and 19,500 square feet of retail space)
office building situated on a 0.69-acre site located at the northwest corner of
Rector Street and West Street (West Side Highway), in the Financial District of
Manhattan, New York. The property was originally built in 1920 and renovated in
1971.

The property is 92.3% leased by 29 tenants, the largest of which is the City of
New York, which has leased space at the property since the mid 1990's and directly leases 49.2% of the net rentable area for 9 New York City government agencies including the Office of Labor Relations, the Board of Standards, the
Campaign Finance Board, the Civilian Complaint Review Board and the Commission
of Human Rights, among others. The City of New York also subleases 24,413 square feet (100%) of the Advest space for the Civilian Complaint Review Board. The property also offers 19,500 square feet of ground floor retail space that is
100% occupied by Spins Floor Covering, Atrium (restaurant), Dow Jones, Alliance for Downtown, a tool repair store and a spoke shop. The property has been over
96% occupied since 2002 with 22 tenants occupying 85.3% of the net rentable area having been at the property since 1998 or earlier.

At origination, the borrower deposited $2,545,000 into the TI/LC reserve with contractual TI/LC collections of $540,000 per year. The TI/LC reserve is capped at $5,200,000, and in the event that the borrower draws funds from the TI/LC reserve, such funds must be deposited back into the TI/LC reserve account within
12 months from the date of the draw. In the event that the borrower draws funds in the last year of the loan term, the replenishment window shall be equal to the number of months from the date of the draw to maturity, less one month. The balance of the TI/LC reserve is expected to be $5,200,000 at maturity.

The lender will institute a cash flow sweep upon an occurrence of an event of default or if the DSCR falls below 1.00x for two consecutive quarters. The cash flow sweep will continue until the DSCR has been greater than or equal to 1.05x for 2 consecutive quarters, at which time funds will be remitted to the borrower unless the cash flow sweep period ends during the last year of the loan term, during which time any excess funds shall be held as security for the repayment of the loan.

In the event that the DSCR falls below 1.00x for two consecutive quarters and the occupancy at the property is below 85%, the borrower will be required to deposit with lender, in the form of cash or a letter of credit acceptable to the lender, an amount equal to: the difference between the breakeven Net Operating
Income ("NOI") of $4,880,000 (as defined by the mortgage) and the lender's underwritten NOI, divided by the loan coupon. In the event that the DSCR remains below 1.00x and the occupancy continues to be below 85% for 4 consecutive quarters, the lender may replace the current manager with a manager acceptable to lender. Any such deposited funds or letter(s) of credit may be remitted to the borrower when the DSCR remains above 1.10x for 2 consecutive quarters, other than during the final year of the loan term, during which time any excess funds and/or letter(s) of credit shall be held as security for the repayment of the loan.
--------------------------------------------------------------------------------

                                    20 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                                40 RECTOR STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE MARKET(1). The property is located in the Financial District of Lower
Manhattan in New York City and occupies a full northern block front along the
West Side Highway (at the corner of Rector Street), which runs north/south through the length of Manhattan and is one of the only two highways in
Manhattan. The property's neighborhood is bounded by Battery Place to the south,
West Street (West Side Highway) to the west, Liberty Street and the World Trade
Center site to the north, and Broadway to the east. Lower Manhattan is served by
15 subway lines, over 30 local and express bus routes, 20 ferry routes, and the
PATH transit system. The area is also accessible by car through a network of highways, bridges and tunnels.

According to REIS, as of the First Quarter of 2005, the Manhattan office market contained an inventory of 354 million square feet of space contained in 1,370 buildings, within three submarkets. The overall market vacancy was 9.9% with average asking rents of $42.61 per square foot. During the First Quarter of 2005 the Manhattan office market experienced a rent growth of 1.0% and had a positive absorption of 1,305,000 square feet. Manhattan Class B office inventory was approximately 166.7 million square feet with a vacancy rate of 10.8% and asking rents of $32.82 per square foot.

The property is located in the downtown submarket that according to REIS had an inventory of 70,486,000 square feet contained in 183 buildings during the First
Quarter of 2005. The submarket vacancy was 13.1% (a decrease of 0.5% from the
Fourth Quarter of 2004) with average asking rents of $33.94 per square foot. The submarket experienced a 0.7% growth in rents and had a positive absorption of
224,000 square feet. Downtown Class B office inventory was approximately 31.3 million square feet with a vacancy rate of 15.9% and asking rents of $28.83 per square foot. In the First Quarter of 2005 the downtown Class B office market had a positive absorption of 147,000 square feet.

PROPERTY MANAGEMENT. The property is managed by Philips International Holding
Corp., an affiliate entity of the borrower.
--------------------------------------------------------------------------------

(1)  Unless otherwise noted, certain information was obtained from the 40 Rector
     Street appraisal dated April 6, 2005. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.



------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                NUMBER                                                     CUMULATIVE
                  OF       SQUARE                              % OF BASE     SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT      RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
      YEAR     EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 VACANT          N/A       33,820        7.7%        N/A           N/A        33,820         7.7%         N/A              N/A
 2005 & MTM        2        3,750        0.9%      $140,808        1.5%       37,570         8.5%       $140,808          1.5%
 2006              2       21,890        5.0%       560,843        5.8%       59,460        13.5%       $701,651          7.3%
 2007              2        5,009        1.1%       141,708        1.5%       64,469        14.6%       $843,359          8.8%
 2008              8       21,364        4.9%       590,348        6.2%       85,833        19.5%     $1,433,707         14.9%
 2009              6       63,350       14.4%     1,537,564       16.0%      149,183        33.9%     $2,971,271         31.0%
 2010             14      253,816       57.7%     5,945,966       62.0%      402,999        91.6%     $8,917,237         92.9%
 2011              0            0        0.0%             0        0.0%      402,999        91.6%     $8,917,237         92.9%
 2012              1        8,324        1.9%       166,480        1.7%      411,323        93.5%     $9,083,717         94.7%
 2013              1       28,804        6.5%       510,955        5.3%      440,127       100.0%     $9,594,672        100.0%
 2014              0            0        0.0%             0        0.0%      440,127       100.0%     $9,594,672        100.0%
 2015              0            0        0.0%             0        0.0%      440,127       100.0%     $9,594,672        100.0%
 AFTER             0            0        0.0%             0        0.0%      440,127       100.0%     $9,594,672        100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            36      440,127      100.0%    $9,594,672      100.0%
------------------------------------------------------------------------------------------------------------------------------------


                                    21 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                                40 RECTOR STREET
--------------------------------------------------------------------------------

              [MAP INDICATING LOCATION OF 40 RECTOR STREET OMITTED]

                                    22 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                                40 RECTOR STREET
--------------------------------------------------------------------------------

                   [STACKING PLAN OF 40 RECTOR STREET OMITTED]

                                   23 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                             PROMENADE AT WESTLAKE
--------------------------------------------------------------------------------

                  [4 PHOTOS OF PROMENADE AT WESTLAKE OMITTED]

                                    24 of 79

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A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                             PROMENADE AT WESTLAKE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $70,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:       $70,000,000
 % OF POOL BY IPB:                     3.2%
 LOAN SELLER:                          JPMorgan Chase Bank, N.A.
 BORROWER:                             Westlake Promenade, LLC
 SPONSOR:                              USA Investments, Inc., Rick Caruso,
                                       and Caruso Property Management
 ORIGINATION DATE:                     06/09/05
 INTEREST RATE:                        5.0200%
 INTEREST ONLY PERIOD:                 60 months
 MATURITY DATE:                        07/01/15
 AMORTIZATION TYPE:                    Balloon
 ORIGINAL AMORTIZATION:                360 months
 REMAINING AMORTIZATION:               360 months
 CALL PROTECTION:                      L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:              No
 LOCK BOX:                             Cash Management Agreement
 ADDITIONAL DEBT:                      No
 ADDITIONAL DEBT TYPE:                 N/A
 LOAN PURPOSE:                         Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                        INITIAL             MONTHLY
                                    --------------------------------------------
 TAXES:                                  $209,619             $69,873
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:                  Single Asset
 TITLE:                                   Fee
 PROPERTY TYPE:                           Retail - Anchored
 SQUARE FOOTAGE:                          201,572
 LOCATION:                                Thousand Oaks, CA
 YEAR BUILT/RENOVATED:                    1996
 OCCUPANCY:                               100.0%
 OCCUPANCY DATE:                          03/31/05
 NUMBER OF TENANTS:                       32
 HISTORICAL NOI:
   2003:                                  $6,002,865
   2004:                                  $6,022,857
 TTM AS OF 03/31/05:                      $6,011,585
 UW REVENUES:                             $8,404,451
 UW EXPENSES:                             $2,529,520
 UW NOI:                                  $5,874,931
 UW NET CASH FLOW:                        $5,616,987
 APPRAISED VALUE:                         $94,000,000
 APPRAISAL DATE:                          05/05/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                    $347
 CUT-OFF DATE LTV:                        74.5%
 MATURITY DATE LTV:                       68.7%
 UW DSCR:                                 1.24x
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                    SIGNIFICANT TENANTS

                                                                                           BASE                        LEASE
                                                       MOODY'S/    SQUARE                  RENT         SALES        EXPIRATION
 TENANT NAME                  PARENT COMPANY            S&P(1)      FEET     % OF GLA      PSF      PSF/SCREEN(2)       YEAR
--------------------------------------------------------------------------------------------------------------------------------

 CINAMERICA THEATRES          Mann Theatres               NR       32,562      16.2%      $16.26      $668,713          2021
 BRISTOL FARMS MARKET         Albertson's              Baa2/BBB    31,067      15.4%      $22.71          $419          2016
 THE DISNEY STORE             Walt Disney Co.          Baa1/A-     25,804      12.8%      $22.80           NAV          2012
  (SUBLEASED TO COPELAND
  SPORTS(3))
 BARNES & NOBLE BOOKSELLERS   Barnes & Noble, Inc.      Ba3/NR     20,600      10.2%      $23.76          $394          2007
 COST PLUS                    Cost Plus, Inc.             NR       18,930       9.4%      $20.25          $235          2012
--------------------------------------------------------------------------------------------------------------------------------


(1)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(2)  Sales per square foot figures provided are based on 2004 sales with the exception of sales for Cost Plus, which are based on 2003 store sales.

(3)  Since 2001, the Disney Store space has been subleased to Copeland Sports under largely the same terms as Disney's original lease (with the exception of the percentage rent clause). Copeland Sports has the option to extend the lease term subject to a minimum net worth of $10 million. Disney originally took occupancy of its space in 1996 and was using the space as an indoor entertainment center for children. Disney subsequently opened similar concept stores at other locations in California but ended up abandoning the concept and vacating all stores including the property.

                                    25 of 79

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                              PROMENADE AT WESTLAKE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Promenade at Westlake loan is secured by a first mortgage on a fee interest in a 201,572 square foot anchored retail center located in Thousand
Oaks, California.

THE BORROWER. The borrower, Westlake Promenade LLC, is a single asset, special purpose entity owned by Rick Caruso or entities controlled by Rick Caruso. The sponsor and carve-out guarantor for the loan will be USA Investments Inc., which is controlled and directed by Rick Caruso.

Rick Caruso is the president and CEO of Caruso Affiliated Holdings, a privately held, diversified national real estate company. Founded in 1980, Caruso
Affiliated Holdings owns or has interests in more than 35 commercial and retail properties in the United States including 6 life style centers totalling approximately 1.17 million square feet located in the greater Los Angeles area.
In recent years the company has expanded from its initial strategy of investing in commercial properties into the acquisition, development and management of commercial properties.

THE MORTGAGED PROPERTY. Promenade at Westlake is a 201,572 square foot anchored retail center located in Thousand Oaks, California, approximately 40 miles west of the Los Angeles central business district and 12 miles inland from the
Pacific Ocean. Developed by the sponsor in 1996, the property has maintained a
100% occupancy level since opening. The property was designed to be a community landmark. This pedestrian-friendly center has a European Village theme, which is reflected in the architectural elements such as cupola-covered towers, second story balconies with French doors, iron railings, fountains with bronze sculptures and colored awnings. The property has won multiple design awards.

The property is anchored by an eight-screen Mann Theatres (operating as
Cinamerica Theatres at the property), Bristol Farms, Copeland Sports (as a sublessee of the Disney Store space), Barnes & Noble Booksellers, Cost Plus
Imports and has an additional 27 in-line stores including California Pizza
Kitchen, Romano's Macaroni Grill and Cold Stone Creamery. Mann Theatre is a
boutique theatre chain that currently owns and operates 19 theatres (117 screens) in Southern California, with the chain's primary area of operation being the greater Los Angeles area. The theatre has experienced sales growth at the property in the last three years reporting per screen sales of $581,635,
$624,266 and $668,713 in 2002, 2003 and 2004, respectively. Bristol Farms is a gourmet and specialty food retailer that operates 11 upscale supermarkets in
California's Los Angeles, Orange and Ventura counties. Since opening its first store in 1982, Bristol Farms has received accolades from local, regional and national media outlets and was recently recognized by Zagat's Market-place
Survey as the number one market for overall quality and service. Bristol Farms derives two-thirds of its revenue from fresh products and generally operates stores that are smaller than traditional supermarkets. Bristol Farms was acquired by Albertsons in September 2004 and had sales at the property of $332,
$404 and $419 per square foot in 2002, 2003 and 2004, respectively. Disney originally rented its space as an indoor entertainment center for children and subsequently opened other similar concept stores in California but ultimately
Disney closed the store at the property as well as all other locations. Although still responsible for the lease, Disney has been subletting its space at the property to Copeland Sports since 2001. Copeland Sports is a sporting goods retailer operating 36 stores primarily in the Western United States. In 2004, the property achieved major and inline tenant sales of $409 per square foot and
$542 per square foot, respectively. The property's average in-place rent is
$27.75 per square foot.

THE MARKET(1). The property is located in the commercial district of the city of
Thousand Oaks and is less than one-half mile north of the California State
Highway 101 off-ramp. The property can be accessed from both Thousand Oaks
Boulevard and Westlake Boulevard, both major arterial roadways comprised of storefront retail and office, retail strip centers, fast food and local restaurants, and residential development. Promenade at Westlake is visible and accessible from the roadway frontage of Westlake and Thousand Oaks.

The property is located in the Ventura, California retail market and specifically within the Thousand Oaks submarket. Thousand Oaks is a suburb of
Los Angeles, located 40 miles west of downtown Los Angeles, 55 miles east of
Santa Barbara and 12 miles inland from the Pacific Ocean. As of 2004, the population within a one-, three- and five-mile radius of the property was 6,200,
55,000 and 128,148 persons, respectively. The average population growth in the last five years was 1.24% per annum. The average household income within a five mile radius is $117,541.

The total square footage in the Ventura, California market is approximately 15.5 million square feet and in the Thousand Oaks submarket is approximately 2.1 million square feet. The property is located 4.3 miles east of the 1.1 million square foot enclosed regional mall known as Oaks Mall. New construction in the submarket includes a 50,000 square feet retail development being developed by
Caruso Affiliates, located 1.8 miles northeast of the property, and scheduled to open in the summer of 2005. As of First Quarter 2005, the market and submarket reported occupancy levels of 96.2% and 98.5%, respectively. The average rent in the submarket is $31.40 per square foot and has been trending upwards since
2000.

PROPERTY MANAGEMENT. Since 1996, the property has been managed by Caruso
Management company, an affiliate of the borrower. Caruso Management Company is the management arm of Caruso Affiliated Holdings, managing over 35 commercial and retail properties in the United States.
--------------------------------------------------------------------------------

(1)  Certain information was obtained from the Promenade at Westlake appraisal dated May 5, 2005. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    26 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

                             PROMENADE AT WESTLAKE



------------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                NUMBER                                                      CUMULATIVE                                CUMULATIVE
                  OF       SQUARE                             % OF BASE       SQUARE      CUMULATIVE    CUMULATIVE    % OF BASE
                LEASES      FEET      % OF GLA    BASE RENT      RENT          FEET        % OF GLA     BASE RENT        RENT
      YEAR     EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 VACANT            N/A        N/A        N/A            N/A        N/A           N/A           N/A             N/A         N/A
 2005 & MTM          0          0        0.0%            $0        0.0%            0          0.0%              $0        0.0%
 2006                9     30,860       15.3      1,169,470       20.9        30,860         15.3%      $1,169,470       20.9%
 2007                3     24,079       11.9        693,836       12.4        54,939         27.3%      $1,863,306       33.3%
 2008                5      9,200        4.6        427,040        7.6        64,139         31.8%      $2,290,346       40.9%
 2009                3      9,275        4.6        337,246        6.0        73,414         36.4%      $2,627,592       47.0%
 2010                1      1,311        0.7         82,593        1.5        74,725         37.1%      $2,710,185       48.5%
 2011                2      1,842        0.9        140,287        2.5        76,567         38.0%      $2,850,472       51.0%
 2012                3     45,910       22.8      1,045,528       18.7       122,477         60.8%      $3,896,000       69.7%
 2013                1      6,812        3.4        188,011        3.4       129,289         64.1%      $4,084,011       73.0%
 2014                3      8,654        4.3        274,040        4.9       137,943         68.4%      $4,358,052       77.9%
 2015                0          0        0.0              0        0.0       137,943         68.4%      $4,358,052       77.9%
 AFTER               2     63,629       31.6      1,234,990       22.1       201,572        100.0%      $5,593,041      100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL              32    201,572      100.0%    $5,593,041      100.0%
------------------------------------------------------------------------------------------------------------------------------------


                                    27 of 79

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                             PROMENADE AT WESTLAKE
--------------------------------------------------------------------------------

           [MAP INDICATING LOCATION OF PROMENADE AT WESTLAKE OMITTED]

                                    28 of 79

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                             PROMENADE AT WESTLAKE
--------------------------------------------------------------------------------

                  [SITE PLAN OF PROMENADE AT WESTLAKE OMITTED]

                                    29 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                                    LXP- ISS
--------------------------------------------------------------------------------

                         [2 PHOTOS OF LXP- ISS OMITTED]

                                    30 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                                    LXP- ISS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $45,237,981
 CUT-OFF DATE PRINCIPAL BALANCE:       $45,237,981
 % OF POOL BY IPB:                     2.1%
 LOAN SELLER:                          JPMorgan Chase Bank, N.A.
 BORROWER:                             Lexington Atlanta L.P.
 SPONSOR:                              Lexington Corporate Properties Trust
 ORIGINATION DATE:                     04/13/05
 INTEREST RATE:                        5.2680%
 INTEREST ONLY PERIOD:                 12 months
 MATURITY DATE:                        05/01/13
 AMORTIZATION TYPE:                    Balloon
 ORIGINAL AMORTIZATION:                360 months
 REMAINING AMORTIZATION:               360 months
 CALL PROTECTION:                      L(24),Def(67),O(3)
 CROSS-COLLATERALIZATION:              No
 LOCK BOX:                             Cash Management Agreement
 ADDITIONAL DEBT:                      No
 ADDITIONAL DEBT TYPE:                 N/A
 LOAN PURPOSE:                         Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                         INITIAL                MONTHLY
                                      ------------------------------------------
 TAXES:                                            $0          Springing(1)
 INSURANCE:                                        $0                NAP(2)
 REQUIRED REPAIRS:                       Springing(3)                    $0
 TI/LC:                                            $0          Springing(4)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:                      Single Asset
 TITLE:                                       Leasehold
 PROPERTY TYPE:                               Office -- Suburban
 SQUARE FOOTAGE:                              289,000
 LOCATION:                                    Atlanta, GA
 YEAR BUILT/RENOVATED:                        2000/2003
 OCCUPANCY:                                   100.0%
 OCCUPANCY DATE:                              07/01/05
 NUMBER OF TENANTS:                           1
 HISTORICAL NOI:
   2003:                                      $4,857,435
   2004:                                      $5,639,017
 UW REVENUES:                                 $6,503,434
 UW EXPENSES:                                 $1,934,103
 UW NOI:                                      $4,569,331
 UW NET CASH FLOW:                            $4,189,760
 APPRAISED VALUE:                             $76,600,000
 APPRAISAL DATE:                              01/24/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                          $157
 CUT-OFF DATE LTV:                              59.1%
 MATURITY DATE LTV:                             52.6%
 UW DSCR:                                       1.39x
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                SIGNIFICANT TENANTS

                                                                                                               LEASE
                                                           MOODY'S/     SQUARE      % OF       BASE RENT     EXPIRATION
           TENANT NAME                 PARENT COMPANY    S&P/FITCH(5)    FEET        GLA          PSF           YEAR
-------------------------------------------------------------------------------------------------------------------------

 INTERNET SECURITY SYSTEMS, INC.            N/A              NR         289,000    100.0%       $21.23          2013
-------------------------------------------------------------------------------------------------------------------------


(1)  Upon the occurrence of an event of default, the borrower will be required to deposit into the tax reserve account on a monthly basis an amount equal to 1/12th of the amount the lender estimates will be payable during the ensuing 12 month period.

(2)  Borrower has obtained a blanket insurance property covering the property in lieu of a springing monthly insurance collection that would have been required in the event of a default.

(3)  Approximately $1,800 of required repairs were recommended by the property's engineering report. The borrower is required to complete these repairs within 12 months of the loan origination date. In the event that the work has not been completed within the 12 month period, the borrower will be required to deposit 125% of the required repairs amount into a required repairs reserve and will have 6 months to complete the work.

(4)  Upon the occurrence of the tenant declaring bankruptcy or other insolvency events or the tenant going dark or beginning 16 scheduled payment dates prior to the tenant's lease expiration date, borrower will begin sweeping cash flow on a monthly basis into a leasing reserve account until the amounts in the account equal or exceed $3,003,728. The borrower will be able to provide a TI/LC guarantee in the amount of $750,931 in lieu of funding the leasing reserve in the event the borrower principal satisfies certain financial covenants including having a minimum net worth of
     $600,000,000 as reflected in publicly available financial statements.

(5)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    31 of 79

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A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                                    LXP- ISS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The LXP-ISS loan is secured by a first mortgage on a leasehold interest in three office buildings totaling 289,000 square feet located in
Atlanta, Georgia.

THE BORROWER. The borrower, Lexington Atlanta L.P., is a single asset, special purpose entity owned by Lexington Corporate Properties Trust ("Lexington"), a
self-managed and self-administrated real estate investment trust ("REIT") that acquires, owns and manages a portfolio of office, industrial and retail properties net-leased to corporations throughout the United States. The borrower and its predecessor firms have been in the business of investing in net-leased single tenant properties since 1973. The New York-based borrower was formed by a merger of two of these predecessor firms in 1993 and currently owns and manages a portfolio of over 190 properties in 37 states totaling approximately 37 million square feet. The borrower also provides institutional advisory and asset management services to institutional investors in the net-lease area.

Lexington acquired the LXP-ISS property as part of a larger acquisition of 39 properties from Wells REIT, totaling approximately 6.4 million square feet, consisting of mostly single-tenant office buildings and some industrial properties leased to credit and nationally recognized tenants. As of September
2004, Lexington's total assets under management exceeded $1.5 billion.

THE MORTGAGED PROPERTY. LXP-ISS is a 289,000 square foot suburban Class A office complex located in the north central portion of Atlanta, Georgia, approximately
12 miles north of the central business district. The property consists of one three-story and two five-story office buildings. The two five-story buildings
(Buildings I and II) were completed in 2001 and are connected by a second story walkway while the four-story Building III was completed in 2003 and is connected to Buildings I and II by a six level parking garage that contains 938 parking spaces. Amenities include a cafeteria and fitness center.

The property is 100% leased to Internet Security Systems ("ISS"), which uses the property as its global headquarters. ISS, founded in 1994, provides security products and services that preemptively protect enterprise organizations against
Internet threats with more than 11,000 customers worldwide. ISS has invented technologies such as vulnerability assessment, intrusion detection and prevention and its Proventia Enterprise Security Platform, offers enterprise-wide preemptive protection that is integrated with existing information technology business processes. ISS maintains more than 35 offices in
20 countries worldwide and reported total revenue of $289.9 million for the year ending December 31, 2004, an 18% increase over the previous year. ISS employs
1,200 people globally. ISS is listed on the Nasdaq under the ticker symbol ISSX and had an equity market capitalization of $931 million as of July 5, 2005.

ISS leases its spaces at the property by way of two leases both of which expire in May 2013. The company has three 5-year renewal options on each lease at a rate equal to 95% of the market rate at the time of renewal. The tenant pays an average rental rate of $21.23 per square foot on a triple-net basis. ISS was initially required to deliver two letters of credit to the landlord totaling
$12,500,000 as a security deposit. Each year thereafter, ISS is required to deliver letters of credit that in the aggregate total $1,250,000 less than the previous year.

THE MARKET(1). The property is located approximately 12 miles north of the
Atlanta central business district. The property is situated in the Atlanta market and within the Central Perimeter submarket. The property can be accessed via Highway 400, a major north/south highway located less than one mile from the property. Highway 400 provides regional access to the property connecting it to several interstates serving metropolitan Atlanta, including Interstates 285, 75 and 85. The population and household income in 2004 within a five mile radius of the property was 176,662 and $112,600, respectively.

The overall vacancy rate in the Atlanta office market at the end of the Fourth
Quarter of 2004 was 19.7%, representing a decrease from the 21.6% Fourth Quarter of 2003 vacancy rate. This decrease in vacancy rate occurred in a quarter where
Atlanta saw 1,207,417 square feet in positive net absorption and 219,858 square feet in deliveries. Vacancy within the submarket was 23.6% at the end of the
2004. Quoted rental rates for available space within the Class A sector averaged
$20.80 per square foot at the end of the Fourth Quarter of 2004.

According to the appraisal, the six most direct competitors to the property reported strong occupancy levels, very good to excellent condition, an average occupancy rate of 92% and an average quoted rental rate of $22.50 per square foot.

PROPERTY MANAGEMENT. The LXP-ISS property is managed by PM Realty Group L.P.
--------------------------------------------------------------------------------

(1)  Certain information was obtained from the LXP-ISS appraisal dated January
     24, 2005. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    32 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                                    LXP- ISS
--------------------------------------------------------------------------------

                  [MAP INDICATING LOCATION OF LXP- ISS OMITTED]

                                    33 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            4250 NORTH FAIRFAX DRIVE
--------------------------------------------------------------------------------

                 [3 PHOTOS OF 4250 NORTH FAIRFAX DRIVE OMITTED]

                                    34 of 79

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                           4250 NORTH FAIRFAX DRIVE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:             $45,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:         $45,000,000
 % OF POOL BY IPB:                       2.1%
 SHADOW RATING (M/F)                     A3/A
 LOAN SELLER:                            JPMorgan Chase Bank, N.A.
 BORROWER:                               4250 N. Fairfax Owner, LLC
 SPONSOR:                                Wells Real Estate Investment Trust,
                                         Inc.
 ORIGINATION DATE:                       05/04/05
 INTEREST RATE:                          5.1950%
 INTEREST ONLY PERIOD:                   84 months
 MATURITY DATE:                          06/01/12
 AMORTIZATION TYPE:                      Interest-Only
 ORIGINAL AMORTIZATION:                  N/A
 REMAINING AMORTIZATION:                 N/A
 CALL PROTECTION:                        L(24),Def(57),O(2)
 CROSS-COLLATERALIZATION:                No
 LOCK BOX:                               No
 ADDITIONAL DEBT:                        No
 ADDITIONAL DEBT TYPE:                   N/A
 LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
On-going escrow collections for the 4250 North Fairfax loan were waived given the loan's low underwritten LTV ratio of 41.7%. The borrower will retain approximately $48.6 million of equity in the deal. The loan is shadow rated A3/A by Moody's and Fitch.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:                      Single Asset
 TITLE:                                       Fee
 PROPERTY TYPE:                               Office -- CBD
 SQUARE FOOTAGE:                              304,500
 LOCATION:                                    Arlington, VA
 YEAR BUILT/RENOVATED:                        1998
 OCCUPANCY:                                   98.6%
 OCCUPANCY DATE:                              03/31/05
 NUMBER OF TENANTS:                           7
 HISTORICAL NOI:
  2003:                                       N/A(1)
  2004:                                       $8,594,871
 TTM AS OF 03/31/05:                          $8,087,707
 UW REVENUES:                                 $10,077,294
 UW EXPENSES:                                 $3,146,547
 UW NOI:                                      $6,930,747
 UW NET CASH FLOW:                            $6,775,815
 APPRAISED VALUE:                             $108,000,000
 APPRAISAL DATE:                              04/20/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                          $148
 CUT-OFF DATE LTV:                              41.7%
 MATURITY DATE LTV:                             41.7%
 UW DSCR:                                       2.86x
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
                                                 SIGNIFICANT TENANTS
                                                                                                             LEASE
                                                             MOODY'S/    SQUARE    % OF       BASE RENT    EXPIRATION
 TENANT NAME            PARENT COMPANY                        S&P(2)      FEET      GLA          PSF          YEAR
-----------------------------------------------------------------------------------------------------------------------

 QWEST COMMUNICATIONS   Quest Communications Int'l, Inc.     Caa2/BB--  161,141    52.9%       $18.39         2014
  CORPORATION
 NCR PEARSON, INC.      Pearson plc                             NR       49,314    16.2%       $31.26         2013
 KEI PEARSON, INC.      Pearson plc                             NR       39,038    12.8%       $31.26         2013
 ASSOCIATED BUILDERS    Associated Builders                     NR       24,657     8.1%       $28.96         2013
 AVAYA INC.             Avaya Inc.                              NR       20,407     6.7%       $30.90         2008
-----------------------------------------------------------------------------------------------------------------------


(1)  The property was acquired by the current borrower sponsor in September 2003 and operating numbers for that year are not available.

(2)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    35 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            4250 NORTH FAIRFAX DRIVE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The 4250 North Fairfax Drive loan is secured by a first mortgage on a fee interest in a 304,500 square foot Class A suburban office building located in Arlington, Virginia.

THE BORROWER. The borrowing entity, 4250 N. Fairfax Owner, LLC, is a single asset, special purpose entity owned by Wells Real Estate Investment Trust, Inc., a privately held real estate investment trust ("Wells REIT") that invests conservatively in primarily high quality office and industrial properties across the United States. The Atlanta based company was founded in 1984 by current company President and principal owner Leo F. Wells III. The properties in the company's portfolio are typically leased to large corporations that are typically credit rated. Wells REIT currently invests and manages a portfolio of approximately $6 billion in assets. Wells REIT reports total assets of approximately $609 million and a net worth of $237 million.

Wells REIT acquired the property in December 2003 for approximately $93.6 million.

THE MORTGAGED PROPERTY. 4250 North Fairfax Drive is a Class A office building located in the Ballston area of Arlington County, approximately 5 miles west of
Washington D.C. The 14-story office building contains 304,500 square feet of office space and was originally developed in 1998. The property is built on a
1.76 acre parcel and includes a 628 space parking garage.

The property was originally built as a build-to-suit for Qwest Communications
International, Inc. ("Qwest") in 1998. Qwest subsequently sold its interest in the property and downsized from 304,500 square feet (the entire property) to
161,141 square feet as of March 2005. Qwest currently sublets approximately
24,657 square feet to NCS Pearson so that Qwest now occupies 136,484 square feet
(45% of the property). Other tenants at the property include NCS Pearson (73,971 square feet, inclusive of subleased space), KEI Pearson, Inc. (39,038 square feet) and two first floor restaurants. The property's in-place average rent is
$24.11 per square foot.

Qwest is a telecommunications company that provides voice, video, and data services in three segments: wireline services, wireless services, and other services in 14 states. Qwest also provides long-distance services and broadband data, as well as voice and video communications globally. The company sells its products and services to small businesses, governmental entities, and public and private educational institutions through various channels. Qwest reported total revenue of $13.78 billion for the fiscal year ending March 31, 2005.

NCS Pearson, Inc. ("NCS") is a global provider of education and testing applications, services and technologies. KEI Pearson, Inc. ("KEI") serves as the prime contractor to the United States Department of the Navy of educational programs. Both NCS and KEI are owned by Pearson plc which operates globally as a publishing company with its principal operations in the education, business information, and consumer publishing markets. The company operates in three divisions: Pearson Education, the FT Group, and the Penguin Group. The Pearson
Education division specializes in educational publishing and services. The FT
Group division provides international newspaper, print and online financial information. Its flagship product is the Financial Times. The Penguin Group division publishes a portfolio of fiction, non-fiction, reference, and illustrated works of various authors.

THE MARKET(1). The property is located less than 5 miles west of Washington D.C.
in the Ballston area of Arlington county which is part of the Rosslyn Ballston
Corridor, a high density commercial market benefiting from the metro rail that parallels Interstate 66. High density development is situated at metro station locations. The Ballston metro station is located just two blocks east of the property and provides convenient mass transit access to the metropolitan area.
Primary access to the property is provided via Wilson Boulevard and Fairfax
Drive. The population and household income within a three mile radius of the property are 220,842 and $93,157, respectively.

According to market sources, as of year-end 2004, the Northern Virginia office market had an inventory of approximately 159.9 million square feet of space in
2,404 multi-tenanted buildings, with a vacancy rate of 11.4%. In the Ballston submarket, there are 36 office buildings totaling approximately 5.8 million square feet with a vacancy rate of 10.7%.

Within the Ballston submarket, average rents are reported at $30.56 per square foot on a modified gross basis with average rents of $33.50 per square foot for office buildings considered comparable to the property. Northern Virginia office absorption increased in 2003 and 2004 to over 5 million square feet per year after contracting in 2001 and remaining flat in 2002. While many tenants vacated existing space in 2001 and 2002, companies began to reemerge and occupy additional space in 2003. Strong absorption levels were reported in 2004 with over 5.5 million square feet of positive absorption in Northern Virginia. After four years of new supply exceeding 6.6 million square feet annually, the new supply dropped to only 1.7 million square feet in 2003 and 3.0 million square feet in 2004.

PROPERTY MANAGEMENT. 4250 North Fairfax Drive is managed by Jones Lang LaSalle
Americas, Inc. ("Jones Lang LaSalle"), an integrated global provider of real estate and money management services that has managed the property since 2003.
Jones Lang LaSalle serves its clients from offices in more than 100 markets across five continents and has approximately 19,300 employees worldwide.
-------------------------------------------------------------------------------

(1)  Certain information was obtained from the 4250 North Fairfax appraisal dated April 20, 2005. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    36 of 79

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            4250 NORTH FAIRFAX DRIVE
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE

                NUMBER                                                     CUMULATIVE
                  OF       SQUARE                             % OF BASE      SQUARE      CUMULATIVE   CUMULATIVE    CUMULATIVE % OF
                LEASES      FEET      % OF GLA    BASE RENT      RENT         FEET        % OF GLA     BASE RENT        BASE RENT
      YEAR     EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING        EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 VACANT          N/A        4,250        1.4%           N/A         N/A        4,250         1.4%            N/A            N/A
 2005 & MTM        0            0        0.0%            $0        0.0%        4,250         1.4%             $0           0.0%
 2006              0            0        0.0%             0        0.0%        4,250         1.4%             $0           0.0%
 2007              1        1,693        0.6%        45,000        0.6%        5,943         2.0%        $45,000           0.6%
 2008              1       20,407        6.7%       630,576        8.7%       26,350         8.7%       $675,576           9.3%
 2009              1        4,000        1.3%       120,000        1.7%       30,350        10.0%       $795,576          11.0%
 2010              0            0        0.0%             0        0.0%       30,350        10.0%       $795,576          11.0%
 2011              0            0        0.0%             0        0.0%       30,350        10.0%       $795,576          11.0%
 2012              0            0        0.0%             0        0.0%       30,350        10.0%       $795,576          11.0%
 2013              3      113,009       37.1%     3,476,136       48.0%      143,359        47.1%     $4,271,712          59.0%
 2014              1      161,141       52.9%     2,963,376       41.0%      304,500       100.0%     $7,235,088         100.0%
 2015              0            0        0.0%             0        0.0%      304,500       100.0%     $7,235,088         100.0%
 AFTER             0            0        0.0%             0        0.0%      304,500       100.0%     $7,235,088         100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL             7      304,500      100.0%    $7,235,088      100.0%
------------------------------------------------------------------------------------------------------------------------------------


                                    37 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            4250 NORTH FAIRFAX DRIVE
--------------------------------------------------------------------------------

         [MAP INDICATING LOCATION OF 4250 NORTH FAIRFAX DRIVE OMITTED]

                                    38 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            4250 NORTH FAIRFAX DRIVE
--------------------------------------------------------------------------------

              [STACKING PLAN OF 4250 NORTH FAIRFAX DRIVE OMITTED]

                                    39 of 79

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                               FORT STEUBEN MALL
--------------------------------------------------------------------------------

                     [4 PHOTOS OF FORT STEUBEN MALL OMITTED]

                                    40 of 79

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                               FORT STEUBEN MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:                  $42,750,000
 CUT-OFF DATE PRINCIPAL BALANCE:              $42,750,000
 % OF POOL BY IPB:                            2.0%
 LOAN SELLER:                                 CIBC Inc.
 BORROWER:                                    Fort Steuben Mall LP
 SPONSOR:                                     Murray H. Goodman
 ORIGINATION DATE:                            06/13/05
 INTEREST RATE:                               5.6200%
 INTEREST ONLY PERIOD:                        24 months
 MATURITY DATE:                               07/01/17
 AMORTIZATION TYPE:                           Balloon
 ORIGINAL AMORTIZATION:                       360 months
 REMAINING AMORTIZATION:                      360 months
 CALL PROTECTION:                             L(24),Def(116),O(4)
 CROSS-COLLATERALIZATION:                     No
 LOCK BOX:                                    Springing
 ADDITIONAL DEBT:                             No
 ADDITIONAL DEBT TYPE:                        N/A
 LOAN PURPOSE:                                Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                     INITIAL                 MONTHLY
                                  ----------------------------------------------
 TAXES:                                      $0                $37,153
 INSURANCE:                            $333,650                $23,832
 CAPEX:                                $107,536                 $5,950
 TI/LC(1):                            Guarantee                     $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:            Single Asset
 TITLE:                             Fee
 PROPERTY TYPE:                     Retail - Anchored
 SQUARE FOOTAGE(2):                 685,585
 LOCATION:                          Steubenville, OH
 YEAR BUILT/RENOVATED:              1974/2002
 OCCUPANCY(2,3):                    85.7%
 OCCUPANCY DATE:                    04/30/05
 NUMBER OF TENANTS(2):              56
 HISTORICAL NOI:
  2002:                             $2,951,544
  2003:                             $3,143,400
  2004:                             $3,415,281
 UW REVENUES:                       $6,127,257
 UW EXPENSES:                       $1,849,934
 UW NOI(4):                         $4,277,323
 UW NET CASH FLOW:                  $4,088,938
 APPRAISED VALUE:                   $55,000,000
 APPRAISAL DATE:                    03/08/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                       $62
 CUT-OFF DATE LTV:                           77.7%
 MATURITY DATE LTV:                          65.2%
 UW DSCR:                                    1.39x
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                      SIGNIFICANT TENANTS

                                                                                                                          LEASE
                                                        MOODY'S/    SQUARE     % OF     BASE RENT          SALES       EXPIRATION
 TENANT NAME             PARENT COMPANY                  S&P(5)      FEET       GLA         PSF             PSF            YEAR
------------------------------------------------------------------------------------------------------------------------------------

 WAL-MART SUPER STORE    Wal-Mart Stores, Inc.           Aa2/AA    209,621     30.6%      $3.82             $697           2027
 SEARS                   Sears, Roebuck and Company     Ba1/BB+    121,044     17.7%      $3.25             $114           2016
 JC PENNEY               JC Penney Company, Inc.        Ba1/BB+     55,863      8.1%      $6.95             $126           2016
 DICK'S SPORTING GOODS   Dick's Sporting Goods Inc.       NR/B+     51,585      7.5%      $7.85              NAV           2017
 EASTWYNN THEATERS       Carmike Cinemas, Inc.             B2/B     21,700      3.2%     $10.42       $249,550 /screen     2015
------------------------------------------------------------------------------------------------------------------------------------


(1)  In lieu of a cash TI/LC deposit, the loan sponsor executed a personal guarantee for failure of the borrower to pay for tenant improvements or leasing commissions. The guarantee is capped at $500,000 and increases by
     $100,000 (per tenant) if either JC Penney or Sears do not renew their respective leases

(2)  Includes the square footage of the Wal-Mart Super Store, which owns the improvements (not part of the collateral), and leases the fee from the borrower. The fee lease expires in 2027 with four 10-year extension options.

(3)  Includes two tenants (1.1% of the net rentable area) that have signed their respective leases but are not yet in physical occupancy.

(4)  The property underwent an extensive renovation between 2000 and 2003 with
     12 tenants, accounting for 14.1% of the net rentable area, having signed their leases since the renovation.

(5)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    41 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                                FORT STEUBEN MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Fort Steuben Mall loan is secured by the fee interest in a 685,585 square foot regional mall located in Steubenville, Ohio.

THE BORROWER. Fort Steuben Mall LP is a single asset entity that is 100% owned by Murray H. Goodman. Mr. Goodman has over 50 years of real estate development experience, during which time he has developed over 15 million square feet of retail, office and hospitality properties throughout Florida and the northeastern United States. In addition to Fort Steuben Mall, Mr. Goodman's current real estate portfolio consists of 4 retail properties in Florida comprising approximately 1.3 million square feet, including 150 Worth Avenue, a retail center anchored by Neiman Marcus and Saks Fifth Avenue, located in Palm
Beach, Florida. Mr. Goodman developed Fort Steuben Mall in 1974.

THE MORTGAGED PROPERTY. Fort Steuben Mall is an 813,165 square foot (including
Kaufmann's, which owns its own store and is not part of the collateral) enclosed regional mall situated on a 68.9-acre parcel located in Steubenville, Ohio. The property is primarily a single-story structure with Sears as the only two-story building. The property offers 3,667 parking spaces of which 548 parking spaces pertain to Kaufmann's (parking ratio of 4.5 spaces per 1,000 square feet of leasable area). All of the parking spaces are subject to a reciprocal easement agreement.

The collateral is comprised of 685,585 square feet and is currently 85.7% leased and is anchored by a Wal-Mart Super Center (ground lease, 2004 sales of $697 per square foot), Sears (2004 sales of $114 per square foot), JC Penney (2004 sales of $126 per square foot), Dicks Sporting Goods, Kaufmann's and Eastwynn Theaters
(6 screens, 2004 sales of $249,550 per screen). Inline space at the property consists of 194,957 square feet with average 2004 sales of $239 per square foot and an occupancy cost ratio of 12.3%.

The property was built in 1974 and underwent an extensive renovation over a three-year period between 2000 and 2003 at a cost of approximately $31 million.
In the course of the renovation the borrower performed the following: i)
relocated Sears into a new store that was constructed on the east side of the center, ii) renovated and subsequently relocated JC Penney into the space that was originally occupied by Sears, iii) demolished the former JC Penney site and delivered the site to Wal-Mart, which built their new store, iv) renovated the mall common areas, v) contributed $1 million towards the Kaufmann's store renovation, and vi) renovated the former Ames space that was subsequently leased to Dick's Sporting Goods. Additionally, at the end of 2003, Eastwynn Theaters
commenced a complete renovation to which the borrower contributed $600,000. The renovation included new stadium seating, new floor covering, new projection screens, and the installation of a new exterior marquee and exterior doors.

In lieu of a cash TI/LC deposit, the loan sponsor executed a personal guarantee for failure of the borrower to pay for tenant improvements or leasing commissions. The guarantee is capped at $500,000 and increases by $100,000 (per tenant) if either JC Penney or Sears do not renew their respective leases.

THE MARKET(1). The property is located within the City of Steubenville,
Jefferson County, Ohio, 64 miles south of Youngstown, Ohio and 35 miles west of
Pittsburgh, Pennsylvania. The property's immediate neighborhood, which is bound by Route 22 to the north, Lover's Lane to the east, John Scott Memorial Highway to the west and Sinclair Avenue to the south, is considered to be the retail hub of Steubenville. The property is located along the John Scott Highway, which provides access to Route 22, a main highway linking Pittsburgh and its suburbs to Ohio and portions of West Virginia.

With the exception of a 213,500 square foot K-Mart anchored center, which is located immediately north of the property, Fort Steuben Mall is the only anchored regional mall (over 100,000 square feet) within a 30 mile radius. Other retail developments surrounding the property include a Lowe's, Aldi's and
Circuit City. The primary land use in the vicinity of the property is single-family housing.

There are four regional malls located within 30 to 50 miles from the property.
The in-line occupancy rate at the four malls ranges from 90% to 96%. Three of the four malls are located in markets similar to the property, with the exception of one, which is located in west suburban Pittsburgh. All four malls were recently renovated with the exception of one that was built in 2001.

The population within the Steubenville metropolitan area and Jefferson County is
128,500 and 71,300 people, respectively, with a median household income of
$33,673 and $32,402, respectively.

PROPERTY MANAGEMENT. The property is managed by Goodman Company, an affiliate of the borrower.
--------------------------------------------------------------------------------

(1)  Certain information was obtained from the Fort Steuben Mall appraisal dated
     March 8, 2005. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    42 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                                FORT STEUBEN MALL
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                NUMBER                                                     CUMULATIVE
                  OF       SQUARE                             % OF BASE      SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT      RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
      YEAR     EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 VACANT           N/A      98,152       14.3%           N/A         N/A       98,152        14.3%            N/A           N/A
 2005 & MTM        4        4,606        0.7%       $25,400        0.6%      102,758        15.0%        $25,400          0.6%
 2006              6       13,375        2.0%       208,980        4.7%      116,133        16.9%       $234,380          5.2%
 2007              5        7,604        1.1%       149,450        3.3%      123,737        18.0%       $383,830          8.5%
 2008              5       14,526        2.1%       187,801        4.2%      138,263        20.2%       $571,631         12.7%
 2009              4       12,037        1.8%       258,679        5.8%      150,300        21.9%       $830,310         18.5%
 2010              9       16,443        2.4%       476,844       10.6%      166,743        24.3%     $1,307,154         29.1%
 2011              7       12,832        1.9%       391,759        8.7%      179,575        26.2%     $1,698,913         37.8%
 2012              3        9,453        1.4%       164,800        3.7%      189,028        27.6%     $1,863,713         41.5%
 2013              2        8,428        1.2%        87,000        1.9%      197,456        28.8%     $1,950,713         43.4%
 2014              3       12,038        1.8%       150,896        3.4%      209,494        30.6%     $2,101,609         46.8%
 2015              4       37,978        5.5%       403,035        9.0%      247,472        36.1%     $2,504,644         55.8%
 AFTER             4      438,113       63.9%     1,986,641       44.2%      685,585       100.0%     $4,491,285        100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            56      685,585      100.0%     4,491,285      100.0%
------------------------------------------------------------------------------------------------------------------------------------


                                    43 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                               FORT STEUBEN MALL
--------------------------------------------------------------------------------

             [MAP INDICATING LOCATION OF FORT STEUBEN MALL OMITTED]

                                    44 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                               FORT STEUBEN MALL
--------------------------------------------------------------------------------

                    [SITE PLAN OF FORT STEUBEN MALL OMITTED]

                                    45 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                             SOUTH BRUNSWICK SQUARE
--------------------------------------------------------------------------------

                  [3 PHOTOS OF SOUTH BRUNSWICK SQUARE OMITTED]

                                    46 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                             SOUTH BRUNSWICK SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:             $36,750,000
 CUT-OFF DATE PRINCIPAL BALANCE:         $36,750,000
 % OF POOL BY IPB:                       1.7%
 LOAN SELLER:                            JPMorgan Chase Bank, N.A.
 BORROWER:                               WP Brunswick Associates, LLC
 SPONSOR:                                Bryan S. Weingarten and Randall C.
                                         Stein
 ORIGINATION DATE:                       05/26/05
 INTEREST RATE:                          5.5930%
 INTEREST ONLY PERIOD:                   36 months
 MATURITY DATE:                          06/01/15
 AMORTIZATION TYPE:                      Balloon
 ORIGINAL AMORTIZATION:                  360 months
 REMAINING AMORTIZATION:                 360 months
 CALL PROTECTION:                        L(24)Def(91),O(4)
 CROSS-COLLATERALIZATION:                No
 LOCK BOX:                               Hard
 ADDITIONAL DEBT:                        $3,250,000
 ADDITIONAL DEBT TYPE:                   Mezzanine Loan
 LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                   INITIAL                   MONTHLY
                                ------------------------------------------------
 TAXES:                              $146,344                  $48,781
 INSURANCE:                           $11,094                   $5,547
 CAPEX:                                    $0                   $1,873
 TI/LC(3)                          $1,250,000                       $0
 HOLDBACK:(4)                        $937,743                       $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:              Single Asset
 TITLE:                               Fee
 PROPERTY TYPE:                       Retail - Anchored
 SQUARE FOOTAGE:                      142,840(1)
 LOCATION:                            South Brunswick, NJ
 YEAR BUILT/RENOVATED:                1988/2005
 OCCUPANCY:                           99.3%
 OCCUPANCY DATE:                      05/24/05
 NUMBER OF TENANTS:                   21
 HISTORICAL NOI:
  2002:                               N/A
  2003:                               $1,408,082
  2004:                               $1,644,290
 UW REVENUES:                         $4,195,198
 UW EXPENSES:                         $1,102,956
 UW NOI:                              $3,092,242
 UW NET CASH FLOW:                    $3,045,812
 APPRAISED VALUE(2):                  $46,100,000
 APPRAISAL DATE:                      10/01/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                    $257
 CUT-OFF DATE LTV:                        79.7%
 MATURITY DATE LTV:                       71.4%
 UW DSCR:                                 1.20x
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                         SIGNIFICANT TENANTS

                                                                                                                         LEASE
                                                 MOODY'S/     SQUARE                      BASE RENT                    EXPIRATION
 TENANT NAME      PARENT COMPANY                  S&P(5)       FEET         % OF GLA         PSF         SALES PSF        YEAR
------------------------------------------------------------------------------------------------------------------------------------

 HOME DEPOT(6)    The Home Depot, Inc.            Aa3/AA         N/A            N/A         $8.60           NAV           N/A
 STOP & SHOP      Koninklijke Ahold NV            Ba2/BB      55,556          38.9%        $12.00           NAV           2012
 BOB'S STORES     TJX Companies, Inc.               A3/A      39,800          27.9%        $13.50           NAV           2015
 DOLLAR TREE      Dollar Tree Stores, Inc.         NR/NR      10,200           7.1%        $13.50           NAV           2010
------------------------------------------------------------------------------------------------------------------------------------


(1)  South Brunswick Square is a 257,745 square foot retail center. Excluding the three ground leased store spaces, where the tenants ground lease their pad sites and own their improvements, which are not part of the collateral.
     The collateral square footage is 142,840 square feet. The three tenants are
     Home Depot (104,664 square feet), Tex Mex Restaurant (7,241 square feet)
     and North Fork Bank (3,000 square feet).

(2)  Appraisal value is based on a stabilized value. The "As-is" value is
     $44,000,000.

(3)  At closing, borrower was required to deposit with lender $1,250,000 of
     TI/LC funds relating primarily to borrower's remaining obligations to Bob's
     Stores under that tenant's executed lease. Bob's Stores signed a 10-year lease for 40,000 square feet that commences in October 2005.

(4)  Holdback funds relating to tenants with signed leases that have not yet taken occupancy of their space: (i) Bob's Stores lease-$268,650 (represents six months of rent and landlord's TI/LC obligations with respect to this lease), (ii) Dollar Tree lease- $69,093 (represents six months of rent) and
     (iii) Home Depot lease- $600,000 (represents rent due under lease from May
     26, 2005 to estimated date of Home Depot taking occupancy).

(5)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(6)  Home Depot owns and occupies 104,664 square feet of improvements. The improvements are not collateral for the loan.

                                    47 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                             SOUTH BRUNSWICK SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The South Brunswick Square loan is secured by a first mortgage on a fee interest in a 257,745 square foot anchored retail center located in South
Brunswick, New Jersey.

THE BORROWER. The borrowing entity is WP Brunswick Associate, LLC, a single-asset, special purpose entity organized as a single-member Delaware LLC.
The sponsors of the borrower and non-recourse carve-out guarantors are Bryan S.
Weingarten and Randall C. Stein, who co-founded WP Realty, Inc., a property management company.

The sponsors are experienced real estate professionals specializing in the development of retail, office and multifamily properties in the northeast United
States. Their real estate holdings as of December 31, 2004 totaled 5.4 million square feet of retail, 41,000 square feet of office and 550 multifamily units with a market value of approximately $617 million.

THE MORTGAGED PROPERTY. South Brunswick Square is a 257,745 square foot anchored shopping center located in South Brunswick, New Jersey, approximately 35 miles south of New York City. The property consists of five buildings that were developed between 1988 and 1991. The center is currently anchored by a Stop &
Shop supermarket store. Additionally, Home Depot, which recently executed a long term ground lease with the borrower is expected to open in the second half of
2005. Additionally, a former 50,000 square foot Bloomingdale's Furniture outlet is now leased to Bob's Stores and Dollar Tree. Bob's Stores is a value-oriented chain that offers brand apparel and outerwear targeted towards a moderate- to upper-middle class customer base. The chain operates primarily in the northeast
United States and operated 32 stores as of year-end 2004. Owned improvements
(excluding improvements on ground leased pads) total 142,840 square feet.
In-line tenants at the property include Blockbuster Video, Friendly's and Radio
Shack.

As of May 2005, the property is approximately 99.3% occupied by 21 tenants.

THE MARKET. The property is located on the west side of Route 1 between Wynwood
Drive and Green View Road, in South Brunswick Township, Middlesex County, New
Jersey. The center is located approximately 5 miles north of Princeton and 35 miles south of New York City. Primary access to the property is provided via a traffic signaled intersection, plus two other entrances from Route 1. Route 1 is a major arterial serving the area that connects to major regional highways serving the New York City metropolitan area to the north and Philadelphia to the south.

The 2004 estimated population within a 1, 3 and 5-mile radius of the property are 5,524, 37,660, and 108,877 persons, respectively. Average estimated household income within a 1, 3, and 5-mile radius of the property are $100,082,
$109,515, and $110,377, respectively. The Central New Jersey retail market reports a vacancy rate of 4.1% as of year end 2004. The property is located in the southwest Middlesex submarket which according to market sources reported a vacancy rate of 2.6% for the same period. According to the appraisal, comparable in-line rental rates range between $21.00 and $28.28 per square foot compared to an average rental rate of $19.61 per square foot at the property (all triple net) while comparable anchor rental rates average $9.24 per square foot, providing strong support for Home Depot's lease rate of $8.60 per square foot.

PROPERTY MANAGEMENT. The property is managed by WP Realty, Inc., an affiliate of the borrower sponsors. WP Realty, Inc. is a real estate investment, development, leasing and management company that specializes in retail and multifamily residential properties. The Bryn Mawr, Pennsylvania based company was founded in
1995 and owns and manages a portfolio that currently includes over 5 million square feet of retail space.
--------------------------------------------------------------------------------

(1)  Certain information was obtained from the South Brunswick Square appraisal dated April 1, 2005. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    48 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                             SOUTH BRUNSWICK SQUARE
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE(1)

                NUMBER                                                     CUMULATIVE
                  OF       SQUARE                             % OF BASE      SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT      RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
      YEAR     EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 VACANT          N/A        1,000        0.4%           N/A         N/A        1,000         0.4%            N/A            N/A
 2005 & MTM        0            0        0.0             $0        0.0%        1,000         0.4%             $0           0.0%
 2006              2        6,232        2.4        112,974        3.6%        7,232         2.8%       $112,974           3.6%
 2007              2        2,900        1.1         51,250        1.6%       10,132         3.9%       $164,224           5.2%
 2008              5       14,821        5.8        286,594        9.0%       24,953         9.7%       $450,818          14.2%
 2009              0            0        0.0              0        0.0%       24,953         9.7%       $450,818          14.2%
 2010              3       13,600        5.3        211,289        6.7%       38,553        15.0%       $662,107          20.9%
 2011              2        4,320        1.7         90,761        2.9%       42,873        16.6%       $752,868          23.7%
 2012              1       55,556       21.6        666,672       21.0%       98,429        38.2%     $1,419,540          44.7%
 2013              1        3,611        1.4        101,108        3.2%      102,040        39.6%     $1,520,648          47.9%
 2014              0            0        0.0              0        0.0%      102,040        39.6%     $1,520,648          47.9%
 2015              3       43,800       17.0        612,500       19.3%      145,840        56.6%     $2,133,148          67.2%
 AFTER             2      111,905       43.4      1,040,000       32.8%      257,745       100.0%     $3,173,148         100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            21      257,745      100.0%    $3,173,148      100.0%
------------------------------------------------------------------------------------------------------------------------------------


(1)  Lease Rollover Schedule includes three tenants that ground lease their pad sites and own their own improvements, including Home Depot.

                                    49 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                             SOUTH BRUNSWICK SQUARE
--------------------------------------------------------------------------------

           [MAP INDICATING LOCATION OF SOUTH BRUNSWICK SQUARE OMITTED]

                                    50 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                             SOUTH BRUNSWICK SQUARE
--------------------------------------------------------------------------------

                  [SITE PLAN OF SOUTH BRUNSWICK SQUARE OMITTED]

                                    51 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            HACIENDA SHOPPING CENTER
--------------------------------------------------------------------------------

                 [4 PHOTOS OF HACIENDA SHOPPING CENTER OMITTED]

                                    52 of 79

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A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            HACIENDA SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:         $30,800,000
 CUT-OFF DATE PRINCIPAL
    BALANCE:                         $30,800,000
 % OF POOL BY IPB:                   1.4%
 LOAN SELLER:                        JPMorgan Chase Bank, N.A.
 BORROWER:                           Pacific Castle Colima, L.P. (70.6%
                                     interest) & Master K Investment, LLC
                                     (29.4% interest)
 SPONSOR:                            Wayne Cheng and Tan Chu Kuo
 ORIGINATION DATE:                   06/08/05
 INTEREST RATE:                      5.2500%
 INTEREST ONLY PERIOD:               24 months
 MATURITY DATE:                      07/01/15
 AMORTIZATION TYPE:                  Balloon
 ORIGINAL AMORTIZATION:              360 months
 REMAINING AMORTIZATION:             360 months
 CALL PROTECTION:                    L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:            No
 LOCK BOX:                           No
 ADDITIONAL DEBT:                    No
 ADDITIONAL DEBT TYPE:               N/A
 LOAN PURPOSE:                       Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                      Initial              Monthly
                                    --------------------------------------------
 TAXES:                                 $299,716             $29,972
 INSURANCE:                               $7,504              $3,752
 REQUIRED REPAIRS:                      $261,563                  $0
 ENVIRONMENTAL:                        $328,5001                  $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:              Single Asset
 TITLE:                               Fee
 PROPERTY TYPE:                       Retail - Anchored
 SQUARE FOOTAGE:                      122,403
 LOCATION:                            Hacienda Heights, CA
 YEAR BUILT/RENOVATED:                1975/2000
 OCCUPANCY:                           93.5%
 OCCUPANCY DATE:                      05/01/05
 NUMBER OF TENANTS:                   33
 HISTORICAL NOI:
  2003:                               $1,646,799
  2004:                               $1,909,611
 TTM AS OF 03/31/05:                  $1,978,042
 UW REVENUES:                         $3,441,936
 UW EXPENSES:                         $875,134
 UW NOI:                              $2,566,801(2)
 UW NET CASH FLOW:                    $2,456,639
 APPRAISED VALUE:                     $42,400,000
 APPRAISAL DATE:                      05/07/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                $252
 CUT-OFF DATE LTV:                    72.6%
 MATURITY DATE LTV:                   63.3%
 UW DSCR:                             1.20x
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                         SIGNIFICANT TENANTS

                                                                                                                            LEASE
                                                           MOODY'S/     SQUARE                 BASE RENT                  EXPIRATION
        TENANT NAME                PARENT COMPANY           S&P(3)       FEET      % OF GLA       PSF      SALES PSF(4)      YEAR
------------------------------------------------------------------------------------------------------------------------------------

99 RANCH MARKET             Tawa Supermarket Inc.             NR        30,500       24.9%       $8.40        $404           2008
BANK OF AMERICA             Bank of America Corporation     Aa2/AA-     11,515        9.4%      $17.42         N/A           2006
WEST COAST SEAFOOD BUFFET   N/A                               NR         9,964        8.1%      $25.20         NAV           2014
------------------------------------------------------------------------------------------------------------------------------------


(1)  Borrower posted an environmental remediation reserve in an amount equal to
     150% of the estimated cost of remediation as determined by an environmental consultant. The borrower will be able to draw up to 100% of the remediation costs as the seller pays for the remediation and lender receives proof of payment. The lender will hold the remaining 50% until a No Further Action letter is received.

(2)  The difference between UW NOI and TTM NOI as of 3/31/05 is attributable to
     (i) recent lease renewals and newly signed leases and (ii) underwriting contractual rent increases for in-place tenants through February 2006.

(3)  Ratings provided are for the entity listed in the "Parent Company field whether or not the parent company guarantees the lease.

(4)  Sales per square foot figures provided are based on 2004 sales.

                                    53 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            HACIENDA SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Hacienda Shopping Center loan is secured by a first mortgage on a fee interest in a 122,403 square foot anchored retail center located in Hacienda
Heights, California.

THE BORROWERS. The borrower is structured as two tenants in common, Pacific
Castle Colima, L.P. (70.6%) and Master K Investment, LLC (29.4%). The sponsors are Wayne Cheng and Tan Chu Kuo. The majority owner, Mr. Cheng, has 13 years of real estate investment experience and currently owns and manages approximately
$306 million of commercial real estate in Southern California.

THE MORTGAGED PROPERTY. Hacienda Shopping Center is a 122,403 square foot, grocery anchored, shopping center located on approximately 11.9 acres of land in
Hacienda Heights, California. The center is approximately 93.5% occupied by 33 tenants including 99 Ranch Market (Tawa Supermarket), Bank of America and West
Coast Seafood Buffet. The average in-place rent per square foot at the property is approximately $21.66 on a triple net basis with in-line rents of approximately $25.03 per square foot.

The largest tenant, 99 Ranch Market, is one of the largest Asian-American supermarket chains in the United States operating mainly on the West Coast
(primarily in California). Founded in 1984, the company currently operates over two dozen stores that sell a wide range of imported food products and merchandise from China and other parts of southeast Asia. The stores generally cater to middle- to upper-income ethnic Chinese Americans. Annual sales are estimated at $150 million. 99 Ranch Market is paying rent of $8.40 per square foot (compared to $10.80 - $12.00 per square foot in the market) and their lease accounts for approximately 10.0% of the in-place base rent. The store's current occupancy cost ratio is 2.1%.

The borrowers purchased the property in November 2004 for $39.7 million.

THE MARKET(1). The Hacienda Shopping Center is situated on the northwest corner of Azusa Avenue and Colima Road in the eastern region of the community of
Hacienda Heights, Los Angeles County, California, approximately 17.5 miles east of the Los Angeles central business district. The population within a three miles radius of the property is approximately 145,000, with an average household income of $72,052. Average daily traffic counts are approximately 47,312 cars on
Colima Road and approximately 39,878 on Azusa Avenue.

The property is located in the eastern part of the San Gabriel Valley, directly across from the 748,753 square foot Puente Hills regional mall. The San Gabriel
Valley is largely a suburban area, both in terms of development and employment, served by six primary freeways. The property has access to the regional freeway system, via the Pomona (60) Freeway -- a major transportation route through Los
Angeles County that can be accessed approximately one-quarter mile from the property. Approximately 90% of the land area located south of Colima road is single-family residential development.

In the first quarter of 2005, the market vacancy rate was 3.3% and the submarket vacancy rate was 1.7%. The average in-line rent in the market is approximately
$29.50 per square foot.

PROPERTY MANAGEMENT. Hacienda Heights Shopping Center is managed by Pacific
Castle Realty III, Inc., an affiliate of the borrower. The company owns or manages 20 commercial properties consisting of approximately 1 million square feet in Southern California.
--------------------------------------------------------------------------------

(1)  Certain information was obtained from the Hacienda Shopping Center appraisal dated May 7, 2005. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    54 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            HACIENDA SHOPPING CENTER
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE

                                                                              CUMULATIVE
                  NUMBER     SQUARE                                             SQUARE      CUMULATIVE   CUMULATIVE     CUMULATIVE
                OF LEASES     FEET     % OF GLA    BASE RENT     % OF BASE       FEET        % OF GLA     BASE RENT   % OF BASE RENT
      YEAR       EXPIRING   EXPIRING   EXPIRING    EXPIRING    RENT EXPIRING   EXPIRING      EXPIRING     EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 VACANT            N/A        8,015       6.5%           N/A         N/A          8,015         6.5%            N/A           N/A
 2005 & MTM          4        8,024       6.6       $202,765         8.2%        16,039        13.1%       $202,765          8.2%
 2006                3       13,895      11.4        268,096        10.8         29,934        24.5%       $470,861         19.0%
 2007                4        5,120       4.2        153,073         6.2         35,054        28.6%       $623,934         25.2%
 2008                9       47,296      38.6        732,869        29.6         82,350        67.3%     $1,356,803         54.7%
 2009                9       21,080      17.2        593,317        23.9        103,430        84.5%     $1,950,120         78.7%
 2010                2        3,500       2.9        128,533         5.2        106,930        87.4%     $2,078,653         83.9%
 2011                0            0       0.0              0         0.0        106,930        87.4%     $2,078,653         83.9%
 2012                0            0       0.0              0         0.0        106,930        87.4%     $2,078,653         83.9%
 2013                0            0       0.0              0         0.0        106,930        87.4%     $2,078,653         83.9%
 2014                2       15,473      12.6        399,836        16.1        122,403       100.0%     $2,478,489        100.0%
 2015                0            0       0.0              0         0.0        122,403       100.0%     $2,478,489        100.0%
 AFTER               0            0       0.0              0         0.0        122,403       100.0%     $2,478,489        100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL              33      122,403     100.0%    $2,478,489       100.0%
------------------------------------------------------------------------------------------------------------------------------------


                                    55 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            HACIENDA SHOPPING CENTER
--------------------------------------------------------------------------------

          [MAP INDICATING LOCATION OF HACIENDA SHOPPING CENTER OMITTED]

                                    56 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            HACIENDA SHOPPING CENTER
--------------------------------------------------------------------------------

                 [SITE PLAN OF HACIENDA SHOPPING CENTER OMITTED]

                                    57 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                           STIRLING COVINGTON CENTER
--------------------------------------------------------------------------------

                [3 PHOTOS OF STIRLING COVINGTON CENTER OMITTED]

                                    58 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            STIRLING COVINGTON CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:            $30,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:        $29,950,962
 % OF POOL BY IPB:                      1.4%
 LOAN SELLER:                           CIBC Inc.
 BORROWER:                              Stirling Mandeville, L.L.C.
 SPONSOR:                               James E. Maurin, Gerald E. Songy
                                        and Lewis W. Stirling
 ORIGINATION DATE:                      05/19/05
 INTEREST RATE:                         5.1800%
 INTEREST ONLY PERIOD:                  N/A
 MATURITY DATE:                         06/01/15
 AMORTIZATION TYPE:                     Balloon
 ORIGINAL AMORTIZATION:                 300 months
 REMAINING AMORTIZATION:                299 months
 CALL PROTECTION:                       L(24),Def(91),O(4)
 CROSS-COLLATERALIZATION:               No
 LOCK BOX:                              Springing
 ADDITIONAL DEBT:                       No
 ADDITIONAL DEBT TYPE:                  N/A
 LOAN PURPOSE:                          Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                         INITIAL                MONTHLY
                                        ----------------------------------------
 TAXES:                                    $268,955               $33,619
 INSURANCE:                                 $69,334                $8,667
 HOLDBACK(1):                              $132,707                    $0
 TENANT ALLOWANCE RESERVE(2):              $293,110                    $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:              Single Asset
 TITLE:                               Fee
 PROPERTY TYPE:                       Retail -- Anchored
 SQUARE FOOTAGE:                      391,218
 LOCATION:                            Covington, LA
 YEAR BUILT/RENOVATED:                2005
 OCCUPANCY(3):                        98.9%
 OCCUPANCY DATE:                      05/01/05
 NUMBER OF TENANTS(3):                22
 HISTORICAL NOI:                      N/A
 TTM AS OF 02/28/05                   $1,174,680
 UW REVENUES:                         $4,635,988
 UW EXPENSES:                         $1,335,080
 UW NOI:                              $3,300,908
 UW NET CASH FLOW:                    $3,219,539
 APPRAISED VALUE:                     $45,000,000
 APPRAISAL DATE:                      04/12/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                   $77
 CUT-OFF DATE LTV:                       66.6%
 MATURITY DATE LTV:                      50.2%
 UW DSCR:                                1.50x
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                      SIGNIFICANT TENANTS

                                                                                                                         LEASE
                                                           MOODY'S/    SQUARE                BASE RENT                 EXPIRATION
 TENANT NAME           PARENT COMPANY                       S&P(4)      FEET     % OF GLA       PSF       SALES PSF       YEAR
------------------------------------------------------------------------------------------------------------------------------------

 JC PENNEY             JC Penney Company, Inc.             Ba1/BB+     82,603      21.1%        $3.42        NAV          2024
 BELK                  Belk, Inc.                             NR       73,777      18.9%        $3.00        NAV          2024
 HOLLYWOOD CINEMA      Hollywood Theater Holdings Inc.        NR       42,866      11.0%       $13.50        NAV          2020
 ROSS DRESS FOR LESS   Ross Stores Inc                      NR/BBB     30,186       7.7%        $9.95        NAV          2015
 BEST BUY              Best Buy, Inc                       Baa3/BBB    30,000       7.7%       $14.00        NAV          2015
 MARSHALLS             TJX Companies, Inc.                   A3/A      30,000       7.7%        $8.95        NAV          2014
 LINENS & THINGS       Linens 'N Things, Inc.                 NR       28,290       7.2%       $10.70        NAV          2016
------------------------------------------------------------------------------------------------------------------------------------


(1)  At origination, the borrower deposited $132,707 into the holdback reserve
     (Best Buy - $106,875 and Hibbits - $25,832). The holdback reserve will be released when each respective tenant is in occupancy and paying full rent.

(2)  At origination, the borrower deposited $293,110 for the borrower's outstanding tenant improvement obligations to the following tenants: Linens
     'N Things - $254,610; Cingular - $13,500; and Hibbits - $25,000. Funds will be remitted to the borrower when all tenant improvement obligations have been satisfied with respect to these tenants.

(3)  Includes the square footage of the JC Penney and Belk improvements. JC
     Penney and Belk own their own improvements and lease the fee from the borrower. The fee leases for JC Penney and Belk expire in 2024 with five
     5-year extension options and four 5-year extension options, respectively.

(4)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    59 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            STIRLING COVINGTON CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Stirling Covington Center loan is secured by the fee simple interest in a 391,218 square foot anchored retail center located in Covington,
Louisiana.

THE BORROWER. Stirling Mandeville, L.L.C. is a single purpose entity owned by
Stirling 21 L.L.C. (49.5%), Stirling 12/21 L.L.C. (50%) and Stirling Mandeville
Manager, Inc. (0.5%). Stirling 21 L.L.C. is owned by James E. Maurin (65%),
Gerald E. Songy (10%) and Stirling Holdings, L.L.C. (25%), and 12/21 L.L.C. is
owned by S & C Montgomery, L.L.C. (49%), Levere C. Montgomery, III (31.4%) and
Levere C. Montgomery, Jr. (19.6%).

James E. Maurin, Gerald E. Songy and Lewis W. Stirling are the loan sponsors.
Mr. Maurin is the chairman of Sterling Properties and has over 30 years of real estate experience. Mr. Stirling has over 25 years of real estate experience and is currently the executive vice president of Stirling Properties. Mr. Sterling founded Stirling & Associates, a New Orleans based commercial brokerage and management firm in 1981. In 1988, Stirling & Associates was merged into
Maurin-Ogden Companies, which is presently doing business as Stirling
Properties. Stirling Properties has 15 offices in Louisiana and three in
Mississippi, and manages over eight million square feet of commercial properties including 31 office properties and 41 retail properties in Oklahoma, Louisiana and Mississippi. Mr. Songy has over 30 years of real estate experience and is currently the vice president of Stirling Properties. Mr. Songy has developed or redeveloped over 30 properties (primarily anchored retail centers).

THE MORTGAGED PROPERTY. Stirling Covington Center is a one-story, 391,218 square foot anchored retail center situated on a 68.4-acre land parcel located in
Covington, Louisiana. The property is currently 98.9% leased to 22 tenants. The property is anchored by JC Penney (82,603 square feet), Belk (73,777 square feet), Hollywood Theater (42,866 square feet), Best Buy (30,000 square feet),
Ross Dress For Less (30,186 square feet), Marshalls (30,000 square feet) and
Linens 'N Things (28,290 square feet). The property is also shadow anchored by a company owned by Target, which land and improvements are not part of the collateral. Both JC Penney and Belk constructed their own improvements, which are not part of the collateral, and are subject to ground leases. Other major tenants include Lane Bryant, Cost Plus, Dress Barn and Casual Corner. Anchor
tenants comprise 81.2% of the net rentable area and account for 69.3% of the gross rental income. National tenants comprise 97.1% of the net rentable area and account for 96.0% of the gross rental income. The borrower constructed the improvements during 2004 and 2005 at a cost of $37.8 million.

The loan is structured with a 25-year amortization schedule.

THE MARKET(1). The property is located in Covington, St. Tammany Parish,
Louisiana, approximately 30 miles north of the City of New Orleans. In 2003, St.
Tammany Parish had a population of 207,743 with a median household income of
$50,415. In 2004, the population and median household income within the property's trade area (5-mile radius) were 42,979 and $60,238, respectively. The trade area population increased by 42.5% and 8.5% over the 1990 and 2000 population levels, respectively, and is projected to increase an additional
10.2% to 47,381 by 2009.

The property is situated at the intersection of Interstate 12 and Highway 21.
Interstate 12 is an east/west artery that connects the property with Baton Rouge to the west and the City of Slidell to the east. The property is located three miles west of Highway 190 and the Lake Ponchartrain Causeway, which provides access to New Orleans and Metairie, 33 miles to the south.

The property is located in the Covington retail market, which has an inventory of 11.17 million square feet of space with 239,000 square feet under construction. As of the Fourth Quarter of 2004, the Covington retail market had an average occupancy of 90.4% with an average rental rate of $13.00 per square foot with rents quoted on a triple net basis. The property is further located in the Covington-Mandeville retail submarket, which has an inventory of 3.06 million square feet of retail space with approximately 225,000 square feet under construction. As of the Fourth Quarter of 2004, the Covington-Mandeville retail submarket had an average occupancy rate of 92.6% with an average rental rate of
$11.05 per square foot on a triple net basis. Occupancy rates in the submarket have ranged from 92.4% to 96.5% since 1999, with an average of 94.4%. During the same period, average rental rates in the submarket ranged from $9.94 per square foot to $11.05 per square foot, with an average of $10.31 per square foot.

PROPERTY MANAGEMENT. The property is managed by Stirling Properties, Inc., an affiliate of the borrower.
--------------------------------------------------------------------------------

(1)  Certain information was obtained from the Stirling Covington Center appraisal dated April 12, 2005. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    60 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            STIRLING COVINGTON CENTER
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                NUMBER                                                     CUMULATIVE                                CUMULATIVE
                  OF       SQUARE                             % OF BASE       SQUARE      CUMULATIVE    CUMULATIVE    % OF BASE
                LEASES      FEET      % OF GLA    BASE RENT      RENT          FEET        % OF GLA     BASE RENT       RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING
--------------------------------------------------------------------------------------------------------------------------------

 VACANT          N/A        4,410        1.1%           N/A         N/A        4,410          1.1%            N/A          N/A
 2005 & MTM        0            0        0.0%            $0        0.0%        4,410          1.1%             $0         0.0%
 2006              0            0        0.0%             0        0.0%        4,410          1.1%             $0         0.0%
 2007              0            0        0.0%             0        0.0%        4,410          1.1%             $0         0.0%
 2008              0            0        0.0%             0        0.0%        4,410          1.1%             $0         0.0%
 2009              3        5,090        1.3%       107,075        3.1%        9,500          2.4%       $107,075         3.1%
 2010              1        5,100        1.3%        88,485        2.6%       14,600          3.7%       $195,560         5.7%
 2011              1        5,300        1.4%       102,820        3.0%       19,900          5.1%       $298,380         8.7%
 2012              3        7,150        1.8%       121,800        3.6%       27,050          6.9%       $420,180        12.3%
 2013              1        1,000        0.3%        18,150        0.5%       28,050          7.2%       $438,330        12.8%
 2014              5       51,650       13.2%       586,225       17.1%       79,700         20.4%     $1,024,555        29.9%
 2015              4       83,982       21.5%     1,016,010       29.7%      163,682         41.8%     $2,040,565        59.6%
 AFTER             4      227,536       58.2%     1,385,301       40.4%      391,218        100.0%     $3,425,866       100.0%
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL            22      391,218      100.0%    $3,425,866      100.0%
--------------------------------------------------------------------------------------------------------------------------------


                                    61 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                           STIRLING COVINGTON CENTER
--------------------------------------------------------------------------------

         [MAP INDICATING LOCATION OF STIRLING COVINGTON CENTER OMITTED]

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                           STIRLING COVINGTON CENTER
--------------------------------------------------------------------------------

                [SITE PLAN OF STIRLING COVINGTON CENTER OMITTED]

                                    63 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                     THE SHOPPES AT SUSQUEHANNA MARKETPLACE
--------------------------------------------------------------------------------

          [4 PHOTOS OF THE SHOPPES AT SUSQUEHANNA MARKETPLACE OMITTED]

                                    64 of 79

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                     THE SHOPPES AT SUSQUEHANNA MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:              $29,600,000
 CUT-OFF DATE PRINCIPAL BALANCE:          $29,600,000
 % OF POOL BY IPB:                        1.4%
 LOAN SELLER:                             JPMorgan Chase Bank, N.A.
 BORROWER:                                Stanbery Harrisburg, L.P.
 SPONSOR:                                 Stanbery Development Company
 ORIGINATION DATE:                        06/20/05
 INTEREST RATE:                           5.1000%
 INTEREST ONLY PERIOD:                    48 months
 MATURITY DATE:                           07/01/15
 AMORTIZATION TYPE:                       Balloon
 ORIGINAL AMORTIZATION:                   360 months
 REMAINING AMORTIZATION:                  360 months
 CALL PROTECTION:                         L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:                 No
 LOCK BOX:                                No
 ADDITIONAL DEBT:                         No
 ADDITIONAL DEBT TYPE:                    N/A
 LOAN PURPOSE:                            Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
     ESCROWS/RESERVES:                INITIAL                   MONTHLY
                                ------------------------------------------------
           TAXES:                     $14,523                   $7,262
         INSURANCE:                   $23,135                   $2,892
          TI/LC:(4)                   $2,500,000                Springing(4)
        HOLDBACK:(5)                  $2,600,000                $0
       DEBT SERVICE:                  $200,000                  $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:              Single Asset
 TITLE:                               Fee
 PROPERTY TYPE:                       Retail - Unanchored
 SQUARE FOOTAGE:                      109,852
 LOCATION:                            Harrisburg, PA
 YEAR BUILT/RENOVATED:                2004
 OCCUPANCY:                           82.1%(1)
 OCCUPANCY DATE:                      07/06/05
 NUMBER OF TENANTS:                   20
 HISTORICAL NOI:
 2004:                                $1,529,366
 UW REVENUES:                         $3,308,164
 UW EXPENSES:                         $862,842
 UW NOI:(2)                           $2,445,322
 UW NET CASH FLOW:                    $2,342,061
 APPRAISED VALUE(3):                  $37,275,000
 APPRAISAL DATE:                      11/01/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                      $269
 CUT-OFF DATE LTV:                          79.4%
 MATURITY DATE LTV:                         71.9%
 UW DSCR:                                   1.21x
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS
                                                                                                                           LEASE
                                                 MOODY'S/                                  BASE RENT                    EXPIRATION
 TENANT NAME                PARENT COMPANY        S&P(6)       SQUARE FEET     % OF GLA       PSF      SALES PSF(7)        YEAR
------------------------------------------------------------------------------------------------------------------------------------

 TALBOTS                    Talbots Inc             NR            9,603           8.7%       $24.32         NAV            2017
 BANANA REPUBLIC            Gap Inc.             Ba3/BBB-         8,643           7.9%       $22.00         NAV            2015
 DAMON'S GRILL              N/A                     NR            7,175           6.5%       $21.90         NAV            2019
 ROMANO'S MACARONI GRILL    N/A                     NR            7,173           6.5%       $22.00         NAV            2015
 COLDWATER CREEK            N/A                     NR            5,993           5.5%       $22.78         NAV            2015
 NEW YORK & CO.             N/A                     NR            5,955           5.5%       $25.00         NAV            2015
------------------------------------------------------------------------------------------------------------------------------------


(1)  As of July 2005, the property is approximately 82.1% leased and 68.0%
     occupied. There are currently Letters of Intent for an additional 3,613 square feet which if executed would bring the property to approximately
     85.6% leased. We cannot you assure that these leases will be executed.

(2)  The property was completed in 2004 with the first tenants taking occupancy in mid-2004. The 2004 NOI reflects the property's performance while in lease-up. The UW NOI reflects the property's performance on a stabilized basis. See Footnote 1 regarding property's current leasing status.

(3)  Appraisal based on the stabilized value. The "as-is" value is $32,850,000.

(4)  At origination, the borrower was required to deposit $2.5 million into a
     TI/LC reserve account to cover costs associated with tenant work related to leased but unoccupied spaces. Any remaining amounts in this reserve account will be released upon the property achieving a physical occupancy level of
     92% or greater. In addition, beginning with the monthly payment due on the
     61st month after the origination date, borrower will be required to deposit
     $4,577 per month into a TI/LC reserve fund to be capped at $274,620.

(5)  At origination, the borrower deposited with the lender holdback funds of
     $2.6 million to be released in increments of no less than $500,000 upon satisfaction of the following conditions: (i) no event of default shall exist, (ii) one or more new tenants have executed leases at terms acceptable to the lender, are in occupancy of their space and paying rent with the borrower having provided related tenant estoppels to lender, and
     (iii) the property after giving effect to the released holdback funds is able to achieve a projected 12-month DSCR of at least 1.20x. In the event that the holdback release conditions must be satisfied within 36 months of the origination date, remaining funds may be used to fund the TI/LC reserve fund, held as additional collateral for the remaining loan term or used to establish a new debt service reserve.

(6)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(7)  The center was completed in 2004 and as such a full year of sales history is not available.

                                    65 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                     THE SHOPPES AT SUSQUEHANNA MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Shoppes at Susquehanna Marketplace loan is secured by a fee interest on a 109,852 square foot retail center located in Harrisburg,
Pennsylvania.

THE BORROWER. The borrower, Stanbery Harrisburg, L.P., is a special purpose entity controlled by the Stanbery Development Company. Founded in 2000, Stanbery
Development Company is a full service real estate development company based in
Columbus, Ohio. The company develops high quality niche retail projects in medium sized and suburban markets. The company currently owns and operates three retail centers located in eastern Pennsylvania and New Jersey and is in the process of developing four additional centers totaling approximately 1 million square feet. The non-recourse carve out guarantors for the loan are Jon Meyer and Mark Pottschmidt.

THE MORTGAGED PROPERTY. The Shoppes at Susquehanna Marketplace is a newly constructed 109,852 square foot multi-tenanted upscale shopping center built on an 11.77-acre parcel. The property is approximately 82.1% leased to 20 tenants.
Sixteen tenants representing approximately 68.0% of the leaseable space are in physical occupancy of their space and paying rent. The remaining tenants with signed leases are in various stages of building out their space. Including tenants with executed letters of intent the property is approximately 85.4%
leased as of July 2005.

The property's tenant roster includes a variety of upscale and boutique retailers and eateries including Talbots, Banana Republic, Damon's Grill,
Romano's Macaroni Grill, New York & Co., Williams-Sonoma, Ann Taylor Loft,
Bombay Company and Jos A. Bank. The property's average in-place rent is $25.23 per square foot on a triple net basis.

The loan is structured with an upfront $2.5 million tenant improvement and leasing commission reserve to cover costs associated with tenant work related to leased but unoccupied spaces as well as yet to be leased spaces. In addition, at origination the lender held back $2.6 million of loan proceeds to be released upon the satisfaction of several conditions relating to the lease up of the property to a stabilized level. If the holdback release provisions are not achieved within 36 months of loan origination, the lender can hold the funds as additional collateral for the remainder of the loan term.

THE MARKET. The property is located just west of the intersection of Interstate
81 and Interstate 83, two major highways that connect the property to nearby regional centers and to Harrisburg, Pennsylvania. The property is elevated above street grade, providing it with excellent visibility from I-81, and is accessed via an extended driveway from Brindle Drive.

The Shoppes at Susquehanna Marketplace is part of a larger planned development.
Existing facilities on the site include a Hoyt's Cinema, a 275,000 square foot industrial building, a Class A office facility and a Cracker Barrel. In addition there are plans for a 100,000 square foot power center on an unimproved adjacent site.

The shopping center serves the Harrisburg-Lebanon-Carlisle metropolitan area and a portion of central Pennsylvania. Within a 10 mile radius of the property, the population is approximately 325,000 persons with an average household income of
$62,391. According to the appraisal, properties considered comparable to the subject report an average rent of $28.54 per square foot on a triple net basis and an average occupancy level of 92%.

PROPERTY MANAGEMENT. The property is managed by the Levin Management
Corporation. Founded in 1952 the New Jersey based company currently manages a portfolio of over 75 properties comprising nearly 10 million square feet.
--------------------------------------------------------------------------------

                                    66 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                     THE SHOPPES AT SUSQUEHANNA MARKETPLACE
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                NUMBER                                                     CUMULATIVE
                  OF       SQUARE                             % OF BASE      SQUARE      CUMULATIVE   CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT      RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
      YEAR     EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

 VACANT          N/A       19,691       17.9%           N/A        N/A        19,691        17.9%            N/A          N/A
 2005 & MTM        0            0        0.0             $0        0.0%       19,691        17.9%             $0          0.0%
 2006              0            0        0.0              0        0.0%       19,691        17.9%             $0          0.0%
 2007              0            0        0.0              0        0.0%       19,691        17.9%             $0          0.0%
 2008              0            0        0.0              0        0.0%       19,691        17.9%             $0          0.0%
 2009              1        3,000        2.7         78,000        3.4%       22,691        20.7%        $78,000          3.4%
 2010              0            0        0.0              0        0.0%       22,691        20.7%        $78,000          3.4%
 2011              0            0        0.0              0        0.0%       22,691        20.7%        $78,000          3.4%
 2012              0            0        0.0              0        0.0%       22,691        20.7%        $78,000          3.4%
 2013              0            0        0.0              0        0.0%       22,691        20.7%        $78,000          3.4%
 2014              5       17,220       15.7        432,400       19.0%       39,911        36.3%       $510,400         22.4%
 2015             11       47,664       43.4      1,195,254       52.6%       87,575        79.7%     $1,705,654         75.0%
 AFTER             3       22,277       20.3        568,668       25.0%      109,852       100.0%     $2,274,322        100.0%
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL            20      109,852      100.0%    $2,274,322      100.0%
---------------------------------------------------------------------------------------------------------------------------------


                                    67 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                     THE SHOPPES AT SUSQUEHANNA MARKETPLACE
--------------------------------------------------------------------------------

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                                    68 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    69 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                           DISCOVERY CHANNEL BUILDING
--------------------------------------------------------------------------------

                 [1 PHOTO OF DISCOVERY CHANNEL BUILDING OMITTED]

         [MAP INDICATING LOCATION OF DISCOVERY CHANNEL BUILDING OMITTED]

                                    70 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                           DISCOVERY CHANNEL BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:             $28,200,000
 CUT-OFF DATE PRINCIPAL BALANCE:         $28,200,000
 % OF POOL BY IPB:                       1.3%
 LOAN SELLER:                            CIBC Inc.
 BORROWER:                               WB Kennett Manager, LLC
 SPONSOR:                                Washington Brick and Terra Cotta
                                         Company L.P., LLP
 ORIGINATION DATE:                       06/15/05
 INTEREST RATE:                          5.6600%
 INTEREST ONLY PERIOD:                   60 months
 MATURITY DATE:                          07/01/20
 AMORTIZATION TYPE:                      Balloon
 ORIGINAL AMORTIZATION:                  360 months
 REMAINING AMORTIZATION:                 360 months
 CALL PROTECTION:                        L(24),Def(152),O(4)
 CROSS-COLLATERALIZATION:                No
 LOCK BOX:                               Springing
 ADDITIONAL DEBT:                        No
 ADDITIONAL DEBT TYPE:                   N/A
 LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                         Initial                 Monthly
                                     -------------------------------------------
 TAXES:                                    $81,078                  $27,026
 INSURANCE:                                $25,509                   $2,551
 CAPEX:                                     $2,475                   $2,475
 TI/LC:                                         $0             Springing(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:                 Single Asset
 TITLE:                                  Fee
 PROPERTY TYPE:                          Office -- Suburban
 SQUARE FOOTAGE:                         148,530
 LOCATION:                               Silver Spring, MD
 YEAR BUILT/RENOVATED:                   1995/2000
 OCCUPANCY:                              100.0%
 OCCUPANCY DATE:                         05/01/05
 NUMBER OF TENANTS:                      1
 HISTORICAL NOI:
  2004:                                  $3,437,661
 UW REVENUES:                            $4,162,189
 UW EXPENSES:                            $1,072,951
 UW NOI:                                 $3,089,238
 UW NET CASH FLOW:                       $2,836,534
 APPRAISED VALUE:                        $43,100,000
 APPRAISAL DATE:                         03/30/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                   $190
 CUT-OFF DATE LTV:                       65.4%
 MATURITY DATE LTV:                      54.9%
 UW DSCR:                                1.45x
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                   SIGNIFICANT TENANTS

                                                                                                                LEASE
                                                            MOODY'S/                  % OF       BASE RENT    EXPIRATION
       TENANT NAME                PARENT COMPANY             S&P(2)    SQUARE FEET    GLA           PSF          YEAR
-------------------------------------------------------------------------------------------------------------------------

 THE DISCOVERY CHANNEL    Discovery Communications, Inc.       NR        148,530     100.0%      $ 22.29         2015
-------------------------------------------------------------------------------------------------------------------------


(1)  The lender will institute an all-excess cash flow sweep i) 18 months prior to the expiration of the initial lease term of Discovery Communication,
     Inc. ("Discovery") and ii) 18 months prior to the expiration of the first renewal term of the Discovery lease. All swept cash shall be deposited in the TI/LC reserve, which shall be capped at $1,500,000. However, in lieu of an excess cash flow sweep, the borrower may deliver to the lender a letter of credit in the amount of $1,500,000 for deposit in the TI/LC reserve. The all-excess cash flow sweep shall end when Discovery exercises the next applicable 5-year renewal option under the Discovery lease or a replacement tenant, satisfactory to lender, executes a replacement lease. The lender will also execute an all-excess cash flow sweep if Discovery goes dark or vacates in excess of 40% of its demised premises and shall end upon
     Discovery reoccupying in excess of 60% of its demised premises or the execution of a replacement lease by a tenant satisfactory to lender.

(2)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    71 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            TIMBER LINKS APARTMENTS
--------------------------------------------------------------------------------

                  [2 PHOTOS OF TIMBER LINKS APARTMENTS OMITTED]

          [MAP INDICATING LOCATION OF TIMBER LINKS APARTMENTS OMITTED]

                                    72 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            TIMBER LINKS APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:            $26,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:        $26,000,000
 % OF POOL BY IPB:                      1.2%
 LOAN SELLER:                           JPMorgan Chase Bank, N.A.
 BORROWER:                              The Timber Links Apartments, L.P.
 SPONSOR:                               Blue Star Land LP, J.E. Lindsey
                                        Family LP, and Roy E. Stanley
                                        Family LP
 ORIGINATION DATE:                      05/31/05
 INTEREST RATE:                         5.4700%
 INTEREST ONLY PERIOD:                  36 months
 MATURITY DATE:                         06/01/15
 AMORTIZATION TYPE:                     Balloon
 ORIGINAL AMORTIZATION:                 360 months
 REMAINING AMORTIZATION:                360 months
 CALL PROTECTION:                       L(24),Def(91),O(4)
 CROSS-COLLATERALIZATION:               No
 LOCK BOX:                              No
 ADDITIONAL DEBT:                       No
 ADDITIONAL DEBT TYPE:                  N/A
 LOAN PURPOSE:                          Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                             INITIAL              MONTHLY
                                           -------------------------------------
 TAXES:                                       $368,990              $52,713
 INSURANCE:                                    $12,225               $4,075
 CAPEX:                                             $0               $8,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:            Single Asset
 TITLE:                             Fee
 PROPERTY TYPE:                     Multifamily -- Garden
 UNITS:                             480
 LOCATION:                          Denton, TX
 YEAR BUILT/RENOVATED:              2004
 OCCUPANCY:                         92.3%
 OCCUPANCY DATE:                    05/01/05
 HISTORICAL NOI:
 TTM AS OF 02/28/05:                $861,6241
 UW REVENUES:                       $3,969,973
 UW EXPENSES:                       $1,736,999
 UW NOI:                            $2,232,9731
 UW NET CASH FLOW:                  $2,136,973
 APPRAISED VALUE:                   $32,500,000
 APPRAISAL DATE:                    04/14/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/UNIT:              $54,167
 CUT-OFF DATE LTV:                    80.0%
 MATURITY DATE LTV:                   71.5%
 UW DSCR:                             1.21x
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                  MULTIFAMILY INFORMATION

                                                            APPROXIMATE
                                            AVERAGE UNIT   NET RENTABLE    % OF TOTAL    AVERAGE MONTHLY    AVERAGE MONTHLY
 UNIT MIX                   NO. OF UNITS    SQUARE FEET         SF             SF          ASKING RENT       MARKET RENT
-----------------------------------------------------------------------------------------------------------------------------

 ONE BEDROOM                     160             605           96,800         24.4%           $618               $672
 TWO BEDROOM                     320             937          299,880         74.6%           $722               $780
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE          480             826          396,680        100.0%           $687               $744
-----------------------------------------------------------------------------------------------------------------------------


(1)  The property was completed in early 2004 with the first tenants taking occupancy in June 2004. As of May 2005 the property is 92.3% occupied. The property's UW NOI reflects in-place occupancy, whereas TTM NOI through
     February 2005 reflects the property's performance during its lease-up period.

                                    73 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            450 NORTH ROXBURY DRIVE
--------------------------------------------------------------------------------

                  [1 PHOTO OF 450 NORTH ROXBURY DRIVE OMITTED]

          [MAP INDICATING LOCATION OF 450 NORTH ROXBURY DRIVE OMITTED]

                                    74 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            450 NORTH ROXBURY DRIVE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:             $25,600,000
 CUT-OFF DATE PRINCIPAL BALANCE:         $25,600,000
 % OF POOL BY IPB:                       1.2%
 LOAN SELLER:                            CIBC Inc.
 BORROWER:                               450 Roxbury Properties, LLC, 450
                                         Roxbury Properties II, LLC, 450
                                         Roxbury Properties III, LLC, 450
                                         Roxbury Properties IV, LLC, 450
                                         Roxbury Properties V, LLC, 450
                                         Roxbury Properties VI, LLC
 SPONSOR:                                Peyman Daneshrad
 ORIGINATION DATE:                       03/14/05
 INTEREST RATE:                          4.8900%
 INTEREST ONLY PERIOD:                   60 months
 MATURITY DATE:                          04/01/15
 AMORTIZATION TYPE:                      Balloon
 ORIGINAL AMORTIZATION:                  360 months
 REMAINING AMORTIZATION:                 360 months
 CALL PROTECTION:                        L(24),Def(89),O(4)
 CROSS-COLLATERALIZATION:                No
 LOCK BOX:                               Springing
 ADDITIONAL DEBT:                        No
 ADDITIONAL DEBT TYPE:                   N/A
 LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                        INITIAL            MONTHLY
                                     -------------------------------------------
 TAXES:                                   $80,500            $40,250
 INSURANCE:                                $7,073             $2,358
 CAPEX:                                    $1,702             $1,702
 REQUIRED REPAIRS:                        $17,164                 $0
 TILC(1):                                 $16,667            $16,667
 STARPOINT TI RESERVE(2):                $132,200                 $0
 BROWNE & WOODS RESERVE(3):              $349,937                 $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Single Asset
 TITLE:                                Fee
 PROPERTY TYPE:                        Office -- Suburban
 SQUARE FOOTAGE:                       102,131
 LOCATION:                             Beverly Hills, CA
 YEAR BUILT/RENOVATED:                 1970/1990
 OCCUPANCY:                            88.4%
 OCCUPANCY DATE:                       03/08/05
 NUMBER OF TENANTS:                    12
 HISTORICAL NOI:
  2003:                                $2,337,789
  2004:                                $2,675,052
 UW REVENUES:                          $4,191,993
 UW EXPENSES:                          $1,425,682
 UW NOI:                               $2,766,311
 UW NET CASH FLOW:                     $2,576,242
 APPRAISED VALUE:                      $43,450,000
 APPRAISAL DATE:                       02/16/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                  $251
 CUT-OFF DATE LTV:                      58.9%
 MATURITY DATE LTV:                     54.2%
 UW DSCR:                               1.58x
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                         SIGNIFICANT TENANTS
                                                                                                                            LEASE
                                                                              MOODY'S/    SQUARE       % OF   BASE RENT   EXPIRATION
 TENANT NAME               PARENT COMPANY                                      S&P(4)      FEET        GLA       PSF         YEAR
------------------------------------------------------------------------------------------------------------------------------------

 HANSEN, JACOBSON ET AL    Hansen, Jacobson, Teller, Hoberman, Newman,           NR       20,846      20.4%     $35.67       2010
                           Warren, Sloane & Richman
 BROWNE & WOODS LLP        Browne & Woods LLP                                    NR       13,723      13.4%     $36.00       2012
 OVERBROOK ENTERTAINMENT   Overbrook Entertainment, LLC                          NR       10,423      10.2%     $34.20       2012
 REPRODUCTIVE MEDICINE     Reproductive Medicine & Surgery Associates, Inc.      NR       10,423      10.2%     $41.62       2009
 ASSOCIATES
------------------------------------------------------------------------------------------------------------------------------------


(1)  The TI/LC reserve is capped at $600,000 and shall be replenished if drawn upon.

(2)  At origination the borrower deposited $132,300 for tenant improvements associated with the Starpoint Properties, LLC lease.

(3)  At origination the borrower deposited $349,937 for the prepaid rent associated with the Browne & Woods LLP lease. So long as the Browne & Woods
     LLP lease is in effect and the tenant prepays its rent a year in advance, the lender will escrow one year's rent for Browne & Woods LLP and release the reserve on a monthly basis for the borrower's debt service payments.

(4)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    75 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                               METRO TOWNE CENTER
--------------------------------------------------------------------------------

                    [2 PHOTOS OF METRO TOWNE CENTER OMITTED]

             [MAP INDICATING LOCATION OF METRO TOWNE CENTER OMITTED]

                                    76 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                               METRO TOWNE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:                 $25,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:             $25,000,000
 % OF POOL BY IPB:                           1.2%
 LOAN SELLER:                                CIBC Inc.
 BORROWER:                                   ACP Metro Towne Center, LLC
 SPONSOR:                                    A&C Tank Sales Company, Inc.
 ORIGINATION DATE:                           06/24/05
 INTEREST RATE:                              5.14000%
 INTEREST ONLY PERIOD:                       60 months
 MATURITY DATE:                              07/01/15
 AMORTIZATION TYPE:                          Balloon
 ORIGINAL AMORTIZATION:                      360 months
 REMAINING AMORTIZATION:                     360 months
 CALL PROTECTION:                            L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:                    No
 LOCK BOX:                                   Springing
 ADDITIONAL DEBT:                            No
 ADDITIONAL DEBT TYPE:                       N/A
 LOAN PURPOSE:                               Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                              INITIAL         MONTHLY
                                           -------------------------------------
 TAXES:                                        $175,200            $29,200
 INSURANCE:                                     $18,993             $2,374
 CAPEX:                                          $1,751             $1,751
 REQUIRED REPAIRS:                              $63,330                 $0
 ROSS RELOCATION RESERVE(2):                    $70,000                 $0
 TI/LC RESERVE:                                      $0       Springing(3)
 CASH COLLATERAL RESERVE:                            $0       Springing(4)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:                Single Asset
 TITLE:                                 Fee
 PROPERTY TYPE:                         Retail - Anchored
 SQUARE FOOTAGE:                        140,056
 LOCATION:                              Phoenix, AZ
 YEAR BUILT/RENOVATED:                  1977/2004
 OCCUPANCY:                             98.6%
 OCCUPANCY DATE:                        05/20/05
 NUMBER OF TENANTS:                     21
 HISTORICAL NOI(1):                     N/A
 TTM AS OF 04/30/05:                    $1,943,113
 UW REVENUES:                           $2,814,356
 UW EXPENSES:                           $675,008
 UW NOI:                                $2,139,347
 UW NET CASH FLOW:                      $2,073,497
 APPRAISED VALUE:                       $31,380,000
 APPRAISAL DATE:                        04/29/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                $179
 CUT-OFF DATE LTV:                    79.7%
 MATURITY DATE LTV:                   73.6%
 UW DSCR:                             1.27x
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT TENANTS

                                                                                                               LEASE
                                                   MOODY'S/    SQUARE      % OF     BASE RENT                EXPIRATION
 TENANT NAME           PARENT COMPANY               S&P(5)      FEET        GLA        PSF       SALES PSF      YEAR
-------------------------------------------------------------------------------------------------------------------------

 ROSS DRESS FOR LESS   Ross Stores, Inc.            NR/BBB     30,187      21.6%     $11.50         NAV         2015
 BED BATH & BEYOND     Bed Bath & Beyond, Inc.      NR/BBB     28,000      20.0%     $10.65         NAV         2015
 PETSMART              Petsmart, Inc.              Ba2/BB-     22,500      16.1%     $10.91         NAV         2018
-------------------------------------------------------------------------------------------------------------------------


(1)  Historical NOI information is not available as the property underwent a renovation/redevelopment in 2003/2004.

(2)  At origination, the borrower deposited $70,000 into a Ross Relocation
     Reserve. Commencing August 1, 2005 and on each monthly payment date thereafter up to and including December 1, 2005, $14,000 from the Ross
     Relocation Reserve shall be applied to the payment of the debt service.

(3)  Bed Bath & Beyond and Ross Dress for Less are subject to identical TI/LC reserve requirements. In each case, commencing on July 31, 2014, 6 months prior to the tenant's lease expiration date, the borrower is required to deposit $30,000 per month into a TI/LC reserve if the tenant has not exercised its 5-year extension option. Such deposits shall end on the earlier to occur of (i) the tenant's exercise of its 5-year extension option or (ii) the date that the tenant's space is occupied by a replacement tenant and such replacement tenant is open for business, paying rent and has provided the lender with an estoppel certificate. Borrower may deliver to the lender a letter of credit in the amount of $180,000 in lieu of making monthly deposits to the TI/LC reserve.

(4)  In the event that Ross Stores and/or PetsMart go dark, the borrower is required to deposit monthly 50% of all excess cash flow into a cash collateral reserve. Such deposits shall end on the date that both Ross
     Stores and PetsMart (or replacement tenants) are open for business and all
     TI/LC obligations with respect to such replacement tenants have been paid in full. The borrower is not required to make deposits into the cash collateral reserve if both PetsMart and Ross Stores exhibit annual sales of greater than $210 per square foot for two consecutive fiscal year periods.

(5)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    77 of 79

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A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            BELTWAY BUSINESS CENTER
--------------------------------------------------------------------------------

                  [1 PHOTO OF BELTWAY BUSINESS CENTER OMITTED]

          [MAP INDICATING LOCATION OF BELTWAY BUSINESS CENTER OMITTED]

                                    78 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2005-CIBC12

--------------------------------------------------------------------------------
                            BELTWAY BUSINESS CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:               $24,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:           $24,000,000
 % OF POOL BY IPB:                         1.1%
 LOAN SELLER:                              JPMorgan Chase Bank, N.A.
 BORROWER:                                 V-Beltway Associates, LLC
 SPONSOR:                                  Lawrence D. Horowitz
 ORIGINATION DATE:                         06/20/05
 INTEREST RATE:                            5.2500%
 INTEREST ONLY PERIOD:                     36 months
 MATURITY DATE:                            07/01/15
 AMORTIZATION TYPE:                        Balloon
 ORIGINAL AMORTIZATION:                    360 months
 REMAINING AMORTIZATION:                   360 months
 CALL PROTECTION:                          L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:                  No
 LOCK BOX:                                 No
 ADDITIONAL DEBT:                          No
 ADDITIONAL DEBT TYPE:                     N/A
 LOAN PURPOSE:                             Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                         Initial              Monthly
                                       -----------------------------------------
 TAXES:                                     $140,896              $17,612
 INSURANCE:                                  $31,782               $2,889
 CAPEX:                                           $0               $2,330
 TI/LC:                                  $750,000(2)         Springing(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Single Asset
 TITLE:                                Fee
 PROPERTY TYPE:                        Industrial - Flex
 SQUARE FOOTAGE:                       273,243
 LOCATION:                             Alexandria, VA
 YEAR BUILT/RENOVATED:                 1980/1982
 OCCUPANCY:                            100.0%
 OCCUPANCY DATE:                       06/15/05
 NUMBER OF TENANTS:                    37
 HISTORICAL NOI:
  2002:                                $2,173,433
  2003:                                $2,310,310
  2004:                                $2,629,359
 UW REVENUES:                          $2,853,816
 UW EXPENSES:                          $527,614
 UW NOI:                               $2,326,201
 UW NET CASH FLOW:                     $2,175,924
 APPRAISED VALUE:                      $30,000,000
 APPRAISAL DATE:                       05/03/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                  $88
 CUT-OFF DATE LTV:                      80.0%
 MATURITY DATE LTV:                     71.2%
 UW DSCR:                               1.37x
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                   SIGNIFICANT TENANTS

                                                                                                                LEASE
                                                         MOODY'S/    SQUARE                     BASE RENT     EXPIRATION
             TENANT NAME             PARENT COMPANY       S&P(1)      FEET         % OF GLA        PSF           YEAR
-------------------------------------------------------------------------------------------------------------------------

 HOME HEALTH CLINICAL SERVICES     N/A                      NR       32,155          11.8%         $6.65         2005
 CANON                             Canon USA, Inc.        Aa2/AA     19,520           7.1%         $8.75         2006
 GANNETT -- USA TODAY              Gannett Co Inc.         A2/A      16,118           5.9%        $11.42         2006
-------------------------------------------------------------------------------------------------------------------------


(1)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(2)  At origination, the borrower was required to deposit $750,000 into a TI/LC reserve fund. Beginning with the monthly payment due on July 1, 2006, borrower will be required to deposit $8,333.33 into the TI/LC reserve fund on a monthly basis. The TI/LC reserve fund will be capped at $750,000.

                                    79 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.